Exhibit 10.1

LICENSE
AGREEMENT
between
ANIKA THERAPEUTICS, INC.
and
DEPUY MITEK, INC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(i)

This License Agreement (this “Agreement”) is made effective as of December 21, 2011 by and between ANIKA THERAPEUTICS, INC., a Massachusetts corporation, having a place of business at 32 Wiggins Avenue, Bedford, Massachusetts 01730 (“ANIKA”), and DEPUY MITEK, INC., a Massachusetts corporation, having a place of business at 325 Paramount Drive, Raynham, Massachusetts 02767 (“MITEK”).  ANIKA and MITEK are each referred to by name or as a “Party” or, collectively, as the “Parties.”  References to “ANIKA” and “MITEK” shall include their respective Affiliates (hereinafter defined), where appropriate under the terms of this Agreement.

RECITALS

1.           In 2003, Anika and Ortho Biotech Products, L.P. entered into a license and distribution agreement for the license and distribution of a Hyaluronic Acid product for intrarticular injection in the treatment of Osteoarthritis marketed as Orthovisc®.

2.           ANIKA develops, manufactures and commercializes therapeutic products and devices intended to promote the repair, protection and healing of bone, cartilage and soft tissue.

3.           On December 24, 2009, ANIKA submitted the fourth and final module of a PMA to the FDA for cross-linked single injection hyaluronic acid for the treatment of pain associated with osteoarthritis of the knee by intra-articular injection of such preparation.

4.           MITEK possesses research, development and commercialization capabilities, as well as proprietary technology in a broad range of therapeutic fields.

5.           ANIKA desires to license its cross-linked single injection hyaluronic acid preparation to MITEK so that MITEK may clinically develop, commercialize, distribute and sell such preparation for indications and applications within the Field and in the Territory as provided herein.

6.           ANIKA also desires to supply its cross-linked single injection hyaluronic acid to MITEK on an exclusive basis in the Field in the Territory for use by MITEK in the commercialization of such preparation pursuant to the terms of this Agreement.

7.           ANIKA and MITEK, are entering into the Quality Agreement, in the form attached hereto as Exhibit E, as of the date hereof.

8.           Unless defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the meanings set forth in Article I.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE I - DEFINITIONS

When used in this Agreement, each of the following terms, when capitalized in their initials, shall have the meaning set forth below.  The term shall have the same meaning whether the singular or plural form is used.

“’351 Patent” means US Patent No. 5,399,351 and any patents or patent applications which claim priority thereto or to an application in common therewith.

“’724 Patent” means US Patent No. 5,143,724 and any patents or patent applications which claim priority thereto or to an application in common therewith.

“’030 Patent” means US Patent No. 7,931,030 and any patents or patent applications which claim priority thereto or to an application in common therewith.

“Active Ingredient” shall have the meaning set forth in Section 6.10(i) of this Agreement.

“Adverse Knowledge” shall have the meaning set forth in Section 6.10(iii) of this Agreement.

“Affiliate” of a Party means any company or entity which controls, is controlled by or is under common control with such Party, where control, for purposes of this definition, means (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person or to veto any material decision relating to the management or policies of a Person or a majority of the composition of the board of directors (or similar governing body), in each case, whether through the ownership of voting securities, by contract or otherwise, or (ii) the Beneficial Ownership, directly or indirectly, of at least 50% of the voting securities of a Person.  “Beneficial Ownership” shall be determined in compliance with Rule 13d-3 of the Securities Exchange Act of 1934.

“Agreement” shall have the meaning set forth in the first paragraph hereto.

“Alternative Supplier” shall have the meaning set forth in Section 6.10(i) of this Agreement.

“Alternative Supplier Agreement” shall have the meaning set forth in Section 6.10(i) of this Agreement.

“ANIKA Area” shall have the meaning set forth in Section 3.3 of this Agreement.

“ANIKA Know-How” means Information in ANIKA’s Control, which is developed or acquired by ANIKA, either as of the Effective Date or at any time during the Term of this Agreement, which relates to the use of a Licensed Product in the Field within the Territory.  Notwithstanding anything herein to the contrary, ANIKA Know-How excludes ANIKA Patents.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“ANIKA Patents” means any patent granted by any governmental authority in any jurisdiction within the Territory relating to a Licensed Product, which patent is Controlled by ANIKA during the term of this Agreement.

“ANIKA PMA” means ANIKA’s PMA No. M090001 for cross-linked hyaluronic acid presently under consideration by the FDA, as may be supplemented, amended or augmented from time to time.

“ANS” or “Annual Net Sales” means the Net Sales in a Calendar Year.

“Audit” has the meaning set forth in Section 5.6(c) of this Agreement.

“Bankruptcy Code” has the meaning set forth in Section 16.16 of this Agreement.

“Branding Materials” has the meaning set forth in Section 3.2(m) of this Agreement.

“Business Day” means a day on which banking institutions in New York, New York are open for business.

“Calendar Month” means a month in a Calendar Year and as defined by the J&J Universal Calendar.

“Calendar Quarter” means a quarter in a Calendar Year and as defined by the J&J Universal Calendar.

“Calendar Year” means those twelve months as defined by the J&J Universal Calendar.

“Claiming Party” shall have the meaning set forth in Section 13.6 of this Agreement.

“CMS” means Center for Medicare Services.

“Competing Product” has the meaning set forth in Article XI (i) of this Agreement.

“Confidential Information” shall have the meaning set forth in Section 7.1 of this Agreement.

“Control” means owned by or possesses the right to grant a license or sublicense without violating the terms of any agreement with any Third Party.

“Customers” has the meaning set forth in the definition of Net Sales in this Article I.

“Date of First Sale” means the date on which MITEK (or an Affiliate or any of their distributors) first sells a Licensed Product to an unaffiliated Third Party in an arms length commercial transaction.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Develop” or “Development” means all activities relating to obtaining Regulatory Approval of Licensed Products within the Field and Territory, including, but not limited to, preclinical testing, toxicology, formulation, manufacturing process development, quality assurance and quality control, pharmacokinetics, clinical studies, Phase IV, development of kits and/or development of indications, applications and/or formulations to the extent formulation development is limited to optimization of the Licensed Product formulation such as formulation modifications to reduce specific adverse events, to reduce volume of Licensed Product per injection and to reduce the total number of injections by for example increasing the concentration of HA or viscosity of HA solution; provided that “Development” shall also mean any developments, inventions, processes, methods or works of authorship which are created, developed, invented or reduced to practice in connection with performing the foregoing described activities.

“Development Inventions” shall have the meaning set forth in Section 8.1 of this Agreement.

“Diverted Product” has the meaning set forth in Article X(a)(iii) of this Agreement.

“Dollars” or “$” means lawful money of the United States in immediately available funds.

“Domain Name Marks” shall have the meaning set forth in Section 3.3 of this Agreement.

“Drug Approval Application” means an application for Regulatory Approval required before commercial sale or use of a Licensed Product as a drug in a regulatory jurisdiction.

“Effective Date” means the last date of execution of this Agreement referred to above.

“Failure to Supply” shall have the meaning set forth in Section 6.10(i) of this Agreement.

“FDA” means the United States Food and Drug Administration or any successor agency.

“Field” means the treatment of pain in humans associated with osteoarthritis by intra-articular injection.

“Filing Party” shall have the meaning set forth in Section 8.4(b) of this Agreement.

“First Sale” means with respect to a given Licensed Product, the first commercial sale in an arms length transaction of such Licensed Product in the Territory to a Customer by or on behalf of MITEK or its Affiliates, distributors or sub-licensees following receipt of Regulatory Approval of such Licensed Product and the Parties agreement to effect the launch of Licensed Product in accordance with Section 3.1(b).

“Genzyme” means Genzyme Corporation, its Affiliates, and any successors or assigns thereof.

“Genzyme IP” means U.S. Patent Nos. 7,931,030, 5,143,724 and 5,399,351, and any patents or patent applications which claim priority thereto or to an application in common therewith.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Genzyme Litigation” means Case No. 1:10-cv-11146-DJC in the United States District Court for the District of Massachusetts, or any case involving Genzyme, ANIKA and, if applicable, MITEK, regarding the subject matter thereof, or alleging that the manufacture, use, sale, offer for sale, or importation of the Licensed Product described in the ANIKA PMA infringes any of the Genzyme IP.

“GMP” means Good Manufacturing Practices as such term is generally understood in the medical device industry.

 “Gray Market Product” has the meaning set forth in Article X (a)(ii) in this Agreement.

“HA” means a hyaluronic acid whether as an acid, a pharmaceutically acceptable salt, or a mixture thereof, in any solid or solution phase form thereof, including, but not limited to, a sterile, nonpyrogenic solution of sodium hyaluronate in physiologic saline solution.

“Information” means technical information, techniques and data, whether in writing or not, that is Controlled by a Party and is generally not known to the public, relating to the use of Licensed Product in the Field and including techniques and data, including, but not limited to, screens, models, inventions, practices, methods, knowledge, know-how, skill, experience, test data including pharmacological, toxicological and clinical test data, analytical and quality control data, marketing, pricing, distribution, sales, manufacturing data, and patent and legal data or descriptions.

“IP Resolution” shall mean resolution of the Genzyme Litigation allowing MITEK and ANIKA to make, use, sell, offer for sale and import the Licensed Product described in the ANIKA PMA without infringing the Genzyme IP.  Such resolution may include without limitation (i) that each then-asserted claim of the Genzyme IP, is either expired or has been disclaimed, or has by way of a final, un-appealed or un-appealable (other than by petition to the Supreme Court for a writ of certiorari) decision by a competent decision making authority been declared either invalid, unenforceable or not infringed by the making, using, offering for sale, selling or importing of the Licensed Product described in the ANIKA PMA, or (ii) a settlement of the Genzyme Litigation which provides a license or covenant not to sue under the Genzyme IP to ANIKA and MITEK (directly or indirectly through Anika) which allows making, using, selling, offering for sale and importing of the Licensed Product described in the ANIKA PMA, in the Field and in the Territory as contemplated by this Agreement.

“J Code” means a code issued pursuant to the HCFA Command Procedure Coding System (HCPCS) recognized by Medicare carriers and Medicare agencies.

“J&J Universal Calendar” means the annual calendar put forth by Johnson & Johnson describing scheduled monthly, quarterly and yearly accounting periods for the purposes of calculating net sales, royalty payments and sales based milestone payments.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Joint Inventions” shall have the meaning set forth in Section 8.1 of this Agreement.

“Joint Patents” shall have the meaning set forth in Section 8.4(a) of this Agreement.

“Licensed Product(s)” means (i) products covered by the ANIKA PMA, or (ii) products Developed pursuant to Section 2.1(b).

“License Period” shall have the meaning set forth in Section 6.10(iii) of this Agreement.

“MITEK Area” shall have the meaning set forth in Section 3.3 of this Agreement.

“MITEK Sellers” means MITEK, its Affiliates, sub-licensees and distributors.

“MITEK Trademark” has the meaning set forth in Section 3.2(d) of this Agreement.

“MNS” or “Monthly Net Sales” means the Net Sales in a Calendar Month excluding sales between Affiliates.

“Modified Licensed Product” shall have the meaning set forth in Section 8.9(a) of this Agreement.

“Monovisc® Trademark” has the meaning set forth in Section 3.2(a) of this Agreement.

“Net Sales” means, consistent with generally accepted accounting principles, as consistently applied with respect to all Licensed Products, the amount invoiced by MITEK, its Affiliates, and its distributors and sub-licensees to Customers for sales of Licensed Product in the Territory, less accruals estimated, credits taken, and actual payments (to the extent not previously accrued) made for:  (i) discounts, including, but not limited to, cash discounts, discounts to managed care or similar organizations or government organizations, rebates paid, credited, accrued or actually taken, including government rebates such as Medicaid charge backs or rebates, and retroactive price reductions or allowances actually allowed or granted from the billed amount, and commercially reasonable and customary fees paid to wholesalers, buying groups, hospitals or physicians and other customers that do not have the right to commercialize Licensed Products (for clarity, excluding any distributors, Affiliates or sub-licensees) (collectively, “Customers”), (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of Licensed Products, including recalls (provided such recalls are in accordance with Section 6.9 of this Agreement and except to the extent ANIKA has otherwise paid for such recall), (iii) taxes, duties or other governmental charges levied on or measured by the billing amount when included in billing, as adjusted for rebates, charge-backs, and refunds (and similar adjustments), (iv) actual write-offs for uncollectable accounts, provided, however, that if collected at a later date, such amounts will be added to Net Sales, and (v) freight, postage, shipping and insurance charges paid for delivery of such Licensed Products, to the extent billed and reflected on the invoices.  For purposes of calculating “Net Sales,” a Licensed Product shall be considered “sold” upon the invoicing of such Licensed Product by MITEK to a Third Party, or upon invoicing of such Licensed Product by any of MITEK’s Affiliates or distributors or sub-licensees to a Third Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“New Indication” shall have the meaning set forth in Section 5.2(b)(iii) of this Agreement

“Patent” means (i) valid and enforceable patent, including any extension, registration, confirmation, reissue, continuation, divisional, continuation-in-part, re-examination or renewal thereof, and (ii) pending applications for Letters Patents, in any jurisdiction within the Territory.

“Patent Costs” means the reasonable fees and expenses paid to outside legal counsel and other Third Parties, and filing and maintenance expenses, incurred in connection with the establishment and maintenance of rights under Patents.

“Person” shall mean any natural person, corporation, firm, limited liability corporation, limited liability partnership, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

“Phase IV” means product support clinical trials of the Licensed Product with an approved label claim commenced after receipt of Regulatory Approval from the FDA.

“PMA” means a premarket approval application filed with the FDA, or if a PMA is not the appropriate filing, then the suitable filing required to obtain Regulatory Approval.  “PMA” includes the ANIKA PMA.

“Quality Agreement” has the meaning set forth in the recitals to this Agreement.

“Raw Materials” shall mean the materials, components, and packaging required to manufacture and package the Licensed Product in accordance with the Specifications.

“Regulatory Approval” shall mean all regulatory agency registrations and approvals by government or health authorities (e.g., the FDA) necessary in order to commercially distribute, sell or market a Licensed Product in the Field in the Territory.

“Replacement Product” shall have the meaning set forth in Section 5.2(a) of this Agreement.

“Retained Sample” shall have the meaning set forth in Section 6.8 of this Agreement.

“Rolling Annual Forecast” shall have the meaning set forth in Section 6.3(a) of this Agreement.

“Shipping Point” shall have the meaning set forth in Section 6.6(b) of this Agreement.

“Single Injection Product” shall mean an HA product having an FDA approved indication, or for which such indication is being sought, of a single intra-articular injection in humans providing pain relief of osteoarthritis of ten or more weeks.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“Site” shall have the meaning set forth in Section 3.3 of this Agreement.

“Specifications” shall mean the specifications for the composition, manufacture, packaging, and/or quality control, as set forth on Exhibit A, attached hereto and made a part hereof, as the same may hereafter be modified by mutual agreement of the Parties in writing and attached hereto as a replacement for, or as an addition to, Exhibit A.

“Steering Committee” has the meaning set forth in Article 14 of this Agreement.

“Supply Year” shall mean Calendar Year.

“Term” means the period commencing on the Effective Date and terminating on the latest to expire of the effective periods of this Agreement as may be extended pursuant to Section 12.1 of this Agreement.

“Territory” means the United States of America (“U.S.”).

“Third Party” means any entity other than ANIKA, MITEK or any Affiliates of ANIKA or MITEK.

“Unit” shall mean each syringe containing Licensed Product.

“Validity Challenge Claim” shall have the meaning set forth in Section 8.6 of this Agreement.

ARTICLE II - PRODUCT DEVELOPMENT

2.1.           Development Responsibilities.

(a)           With respect to the ANIKA PMA for Licensed Product by ANIKA, ANIKA shall use commercially reasonable efforts consistent with its normal business practices to obtain Regulatory Approval with the FDA.  ANIKA shall be solely responsible for obtaining such Regulatory Approval, at its sole cost and expense, with the exception of Phase IV post-market requirements, the cost of which shall be split evenly between the Parties. ANIKA shall on a regular basis report to MITEK on the progress of its efforts in obtaining such Regulatory Approval.  For the avoidance of doubt, nothing herein shall obligate ANIKA to perform additional pivotal clinical studies.

(b)           General.  Other than as expressly set forth in Section 2.1(a), and subject to Section 2.2, MITEK shall have the exclusive right to Develop Licensed Product in the Territory in the Field by carrying out clinical trials (including Phase IV clinical trials) in the Field in the Territory.  Prior to making any decision on whether to so Develop Licensed Product, MITEK and ANIKA shall discuss the matter through the Steering Committee.  MITEK agrees to carry out such Development of any Licensed Product in the Territory and Field consistent with its normal business practices regarding a product of similar commercial potential.  MITEK hereby grants ANIKA the exclusive right to copy, modify, distribute and use any new Developments or Information created in connection with ANIKA’s Development outside the Territory, including the right to cross reference any data and Information related thereto at a cost equal to half of MITEK’s fully allocated Development costs associated with any such new Development used by ANIKA.  MITEK agrees to in good faith begin a clinical trial for a New Indication for Licensed Product within [***] from receipt of FDA approval of the ANIKA PMA or upon IP Resolution, whichever comes latest, unless otherwise mutually agreed to by the Parties.  If FDA approval for a first New Indication is not received within [***] from the trial initiation, then further Development towards approval of a New Indication will be at MITEK’s sole option.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2.2.           Ownership and Obtaining of Drug Approval Applications and Regulatory Approvals.

With respect to all Regulatory Approvals and applications therefore, including the ANIKA PMA and supplements thereto directed to New Indications and formulations Developed by the Parties hereunder, ANIKA shall have sole ownership rights in any Regulatory Approval received and all relevant documents associated with the Regulatory Approval and corresponding Drug Approval Application materials, and ANIKA shall be permitted to assign or license such ownership rights to MITEK in ANIKA’s sole discretion.  Except to the extent explicitly provided for in this Agreement, ANIKA will not be required to conduct any clinical trials and or other studies in connection with any Regulatory Approval except as explicitly required by FDA as a condition of Regulatory Approval, and ANIKA’s only obligation in connection herewith is to use commercially reasonably efforts to prepare and file applicable agency registrations and approvals.  Notwithstanding anything to the contrary contained herein, upon reasonable request by MITEK, ANIKA agrees to set up a meeting or initiate contact with the FDA in connection with Licensed Product.  In such meeting or contact, MITEK shall be permitted to communicate and interact directly with the FDA in connection with obtaining a Regulatory Approval from the FDA; provided that (a) MITEK shall, notify ANIKA in advance of such desired communications or interaction (including the probable substance thereof); (b) ANIKA facilitates and coordinates such communications or interaction; and (c) a representative of Anika shall be present for and participate during such communications or interaction.

ARTICLE III - COMMERCIALIZATION

3.1.           MITEK’s Marketing Obligations For Licensed Products.

(a)           Subject to Section 3.1(b), all business decisions related to, the sale, price and promotion of Licensed Products under this Agreement and the decisions whether to market or not market any particular Licensed Product shall be within the sole discretion of MITEK.  To the extent permitted in Section 14(e), the Steering Committee shall review and comment on the relevant marketing and sales activities.  Furthermore, subject to Article IX and XI of this Agreement, MITEK makes no representation, warranty or covenant that the marketing of a Licensed Product shall be the exclusive means by which MITEK will participate in any therapeutic field.  In commercializing any Licensed Product, MITEK will use reasonable commercial efforts that are consistent with the efforts it uses in commercializing its own products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           Notwithstanding Section 3.1(a) or anything else in this Agreement to the contrary, prior to an IP Resolution, both of the parties shall assess the status of the Licensed Product, and ANIKA and MITEK must mutually agree in writing, each at its sole and absolute discretion, on whether or not to launch the Licensed Product hereunder, and MITEK agrees not to market, use, ship, sell or distribute Licensed Product in the Territory prior to such agreement by the Parties.  Following Regulatory Approval for the Licensed Product in the Territory but prior to an IP Resolution, in the event ANIKA notifies MITEK of ANIKA’s desire that MITEK effect the launch of Licensed Product, then MITEK shall within forty five (45) days notify ANIKA whether MITEK is willing to launch the Licensed Product.  If MITEK so notifies ANIKA that MITEK is willing to launch the Licensed Product, the Parties will discuss and agree upon a mutually acceptable schedule regarding the timing of such launch.  If MITEK so notifies ANIKA that it is not then willing to launch Licensed Product, then the Parties shall promptly (but in any event within [***]), discuss the matter in good faith.  If at the end of such [***] period, such disagreement is not resolved, and MITEK has not, prior to the date of MITEK’s notice to ANIKA, notified ANIKA that ANIKA is in material breach of this Agreement, or if MITEK has so notified ANIKA, ANIKA has cured such breach, then ANIKA shall have the right to terminate this Agreement immediately upon written notice to MITEK, such right to be effective for [***] and if which not exercised shall expire.  If the right expires ANIKA may re-invoke this paragraph and again notify under this paragraph MITEK of its desire to launch the Licensed Product.

3.2.           Trademarks.

(a)           ANIKA hereby grants to MITEK for the Term of this Agreement the exclusive, royalty-free right to use the trademark “Monovisc®” (the “Monovisc® Trademark”) only in connection with the marketing, distribution and sale of Licensed Product in the Territory and only in the Field.  Should MITEK choose to market Licensed Product under the Monovisc® Trademark, MITEK expressly agrees that it will label all packaging containing the Licensed Product with the following designation, “Monovisc® is a trademark of Anika Therapeutics, Inc.”  ANIKA agrees that it will not use or give rights to a Third Party to use the Monovisc® Trademark in the Territory in connection with any other product.  MITEK agrees that all of its use of the Monovisc® Trademark will inure to the benefit of ANIKA.

(b)           MITEK shall not use any trademark, service mark, trade name, logo, internet domain name or design which is the same or substantially similar to Monovisc® Trademark as such to cause confusion in the mind of a reasonable person.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c)           ANIKA shall be responsible for the filing, maintenance and prosecution activities with respect to the Monovisc® Trademark, and all costs and expenses incurred with respect to the preparation of Monovisc® Trademark applications, and with respect to the filing and/or maintenance of Monovisc® Trademark registrations and other documentation required by government agencies shall be paid by ANIKA.  MITEK shall assist and cooperate with ANIKA in connection with the filing and/or maintenance of any such Monovisc® Trademark registrations and other documentation required by government agencies in the Territory as may be reasonably requested by ANIKA from time to time.

(d)           In the event MITEK desires to market the Licensed Product under a trademark other than “ Monovisc®,” (“MITEK Trademark”), MITEK shall be fully responsible at its sole cost for obtaining such alternative trademark and shall own such trademark.  ANIKA shall have no rights to use such trademark outside the Territory.  To the extent MITEK elects to market Licensed Product under a MITEK Trademark, MITEK shall be solely responsible for any additional costs and expenses incurred by ANIKA in connection with any required changes to the packaging or labeling of Licensed Product in order to implement the use of the MITEK Trademark, including (i) any changes required by the FDA or other governmental authority and (ii) the costs of any packaging inventory rendered obsolete by the change in labeling or packaging.

(e)           MITEK will supply ANIKA with samples of its use of Monovisc® Trademark upon ANIKA’s request.

(f)           MITEK shall use the Monovisc® Trademark only in a manner and form designed to maintain the high quality of the Monovisc® Trademark.  If ANIKA at any time finds that MITEK’s or any of its sublicensee’s or distributor’s use of the Monovisc® Trademark is not consistent with standards of quality acceptable to ANIKA, ANIKA may notify MITEK in writing of such deficiencies, and if MITEK fails to correct such deficiencies within sixty (60) days after receipt of such notice, ANIKA, may, at its election, terminate the license granted in Section 3.2(a) immediately.

(g)           MITEK may not sublicense, other than to an Affiliate of MITEK, the Monovisc® Trademark to any Third Party without ANIKA’s prior written consent; provided that any permitted sublicensee must agree to be bound by the terms and conditions of this Section 3.2.

(h)           ANIKA reserves all other rights in and to the Monovisc® Trademark, including, without limitation, the right to license the Trademark in all countries outside the Territory.

(i)           MITEK shall never challenge, in any office or agency anywhere in the world, ANIKA’s ownership of or right to license, or the validity of, the Monovisc® Trademark or any application for registration thereof or any trademark registration thereof.  MITEK shall never file any application for a registration for the Monovisc® Trademark, or any trademark that is confusingly similar thereto, in any office or agency anywhere in the world.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(j)           Each of the Parties shall promptly notify the other Party of any infringement of the Monovisc® Trademark by a Third Party in the Territory and cooperate with each other in deciding how to proceed.  If the Monovisc® Trademark is infringed by a Third Party in the Territory, ANIKA shall either (i) bring an action for infringement, at its sole expense, against such Third Party, in which case ANIKA shall be entitled to any and all proceeds resulting from such action, and shall keep MITEK informed as to the prosecution of the action; or (ii) notify MITEK in writing that it will not pursue an infringement action against the Third Party.  In the event ANIKA exercises option (ii) in the immediately preceding sentence, MITEK shall either (i) bring an action for infringement, at its sole expense, against such Third Party, in which case MITEK shall be entitled to any and all proceeds resulting from such action, and shall keep ANIKA informed as to the prosecution of the action; or (ii) notify ANIKA in writing that it will not pursue an infringement action against the Third Party.  In the event MITEK exercises option (ii) in the immediately preceding sentence, the Steering Committee shall meet within ten (10) days of MITEK’s receipt of ANIKA’s notification to determine whether the Third Party infringement prevents MITEK from competing effectively in the affected market(s) and, if so, how best to proceed.

(k)           If a Third Party asserts that a trademark owned by it is infringed by the use of Monovisc® by MITEK in the Territory in accordance with this Agreement, ANIKA has an obligation under this agreement to defend against such assertion or resulting litigation within thirty (30) days after receiving written notice thereof, and MITEK shall assist and cooperate with ANIKA in the defense of such suit.  ANIKA shall bear the full costs and expenses of such defense and shall assume full responsibility for the payment of any award for damages, or any amount due pursuant to any settlement entered into by ANIKA.  ANIKA shall not enter into any settlement, consent decree or other voluntary final disposition of the suit without the prior written notice to MITEK, and MITEK is not responsible in any way whatsoever for any such settlement or compromise entered into without such prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(l)           Upon termination of this Agreement for any reason, the license granted in this Section 3.2 shall immediately terminate, and MITEK and all of its sublicensees shall immediately cease all use of the Monovisc® Trademark (except as may be required to sell remaining inventory under Section 12.3).

(m)           Branding Materials.  MITEK shall bear the costs associated with its efforts to establish and promote Licensed Product in the Territory, as set out in any marketing plan(s) reviewed by the Steering Committee.  The Parties agree that the materials and information developed by MITEK for this purpose (the “Branding Materials”), are the sole property of MITEK.  As used herein, the term “Branding Materials” includes without limitation promotional, training, and public relations materials, trademarks, slogans, advertising tag lines, logos and other trade dress, whether in print, video or other format (including, without limitation, the content contained in the website referred to in Section 3.3), but expressly excludes the Monovisc® Trademark, any logo, and “trade dress” of the Licensed Product’s package, which is licensed to MITEK hereunder, which Monovisc® Trademark, logo and trade dress shall be the sole property of ANIKA.  ANIKA may elect to purchase from MITEK a paid-up perpetual license to sell, sublicense, reproduce, modify, or distribute any or all of the Branding Materials that employ the Monovisc® Trademark for use outside the Territory, provided ANIKA shall have no right to purchase Branding Materials that employ MITEK Trademark, or other MITEK trademarks and logos, and other Branding Materials, which Branding Materials are used to promote other MITEK products.  If ANIKA so elects, MITEK shall provide one copy of the digital file containing the Branding Materials ANIKA has selected, and ANIKA shall pay to MITEK within 45 days after receipt of the digital file a one-time fee equal ten percent (10%) of MITEK’s documented Third Party hard costs for conceptualization, preproduction, and production of the selected Branding Materials (excluding printing costs).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.3.           Subject to the terms and conditions of this Agreement, ANIKA hereby grants to MITEK for the Term of this Agreement the exclusive, non-sublicensable, royalty-free right to use the domain name Monovisc.com.  Should MITEK elect to market Licensed Product under the Monovisc® Trademark, then MITEK shall be subject to the requirements in the remainder of this Section 3.3.  MITEK shall have the sole authority to create and post content on the Territory portion of any website identified by the Monovisc.com domain name, and all such content, including copyrights therein, shall belong to MITEK.  ANIKA shall maintain the Monovisc.com domain name registration in good order for the duration of this Agreement and any extensions thereof.  MITEK will, at its cost, design, develop, host, operate and maintain a web site located at www.Monovisc.com, (the "Site") which will, among other things, market and promote Licensed Product.  ANIKA shall have the right, at its cost, to develop, launch and update an ANIKA branded area on the Site (the "ANIKA Area") which targets users outside of the Territory.  MITEK will cooperate with ANIKA in connection with the development, launch and updating of the ANIKA Area, including, but not limited to modifying the Site from time to time to incorporate ANIKA Area content delivered by ANIKA.  The Monovisc.com website will be constructed in a manner so as to allow visitors to be directed to either the MITEK portion of the website, which will relate to the Territory (the “MITEK Area”), and to the ANIKA Area, which will relate to the ANIKA regions of the world excluding the Territory.  Reference herein to MITEK’s authority to create and post content on the Monovisc.com website only relates to the portion or link relating to the MITEK Area.  MITEK acknowledges and agrees that (a) MITEK has no right, title and/or interest in the Monovisc.com domain name, or any trademarks, trade names and service marks that may be contained in the Monovisc.com domain name (collectively, "Domain Name Marks"), other than the limited license granted in this Section 3.3, (b) all rights arising from MITEK's use of the Domain Name Marks inure to the benefit of ANIKA, (c) MITEK will only use the Monovisc.com domain name and any website identified by such domain name for lawful purposes only and (d) upon termination of this Agreement, MITEK shall immediately discontinue all use of the Monovisc.com domain name (except as may be required to sell remaining inventory under Section 12.3).

3.4.            Should MITEK chose to employ a Domain Name other than Monovisc.com in connection with marketing of Licensed Product in the Territory, then MITEK will bear all the cost and responsibility of creation and maintenance the Domain Name and website.  ANIKA will have no right to post content related to Monovisc outside the Territory.  MITEK will consult with ANIKA periodically regarding the content of the website via the Steering Committee.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE IV - INTELLECTUAL PROPERTY LICENSE GRANTS

4.1.           ANIKA hereby grants to MITEK an exclusive, non-transferable royalty bearing, license under the ANIKA PMA, the ANIKA Know-How and the ANIKA Patents solely to use and sell Licensed Products in the Field in the Territory, with a right to grant sublicenses (to sublicensees and distributors), provided, however, (a) MITEK may only grant sublicenses to Affiliates or, if approved in advance in writing by ANIKA, to Third Parties and, (b) MITEK may grant sublicenses to Third Parties who are MITEK's customary historical normal course distributors in accordance with past practice, without prior notice or approval by ANIKA, and to non-customary distributors only upon prior written notice or approval by ANIKA, which will not be unreasonably withheld; provided, however, that any such sublicensee or distributor shall be responsible for marketing and promotion of such Licensed Product within the Territory.  With respect to any such sublicensees or distributors, MITEK shall be responsible for making any payments due under this Agreement to ANIKA resulting from sales made by such sublicensees or distributors and the compliance by sublicensees or distributors with all applicable terms of this Agreement.

ARTICLE V - PAYMENTS

In consideration of the rights to commercialize Licensed Product granted under this Agreement, MITEK agrees to pay ANIKA the following amounts:

5.1.           Upfront Payment.

MITEK agrees to pay to ANIKA a non-refundable upfront payment of two million five hundred thousand dollars ($2,500,000) within ten (10) Business Days of the Effective Date.

5.2.           Payment Events.

(a)           MITEK agrees to make the following non-refundable payments to ANIKA under this Section 5.2 upon the first occurrence of each event for the first Licensed Product.  If the first Licensed Product is replaced by another Licensed Product (a “Replacement Product”), MITEK shall not be obligated to make the same event payments for the Replacement Product as it already made in connection with the first Licensed Product which was replaced.  It is understood that in no event shall MITEK be obligated to make the payment due on any event more than once with respect to the same Licensed Product (or its Replacement Product) in connection with any indication, application, formulation, and/or use, regardless of the number of any of such indications, applications, formulations and/or uses.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           Within  twenty (20) Business Days following receipt from ANIKA of a notice and invoice regarding the achievement of each of the following events in connection with the ANIKA PMA for Licensed Product as follows:

(i)           [***] upon the later to occur of (A) Regulatory Approval of the ANIKA PMA with a single injection claim for treatment of osteoarthritis of the knee, and (B) the First Sale;

(ii)           [***] if CMS assigns a unique J-Code to the first Licensed Product related to the ANIKA PMA on or prior to December 31st [***];

(iii)           [***] upon Regulatory Approval for the first new use of the first Licensed Product in the Field in a joint or application other than osteoarthritis of the knee (first “New Indication”).

(iv)           [***] upon the later to occur of (A) Regulatory Approval of the ANIKA PMA with a single injection claim for treatment of osteoarthritis of the knee and (B) [***]; and

For avoidance of doubt, if each of the event milestones in 5.2(b)(i)-(iv) above were achieved, ANIKA would receive a total of [***].

(c)           Provisions (i)-(iii) in this subsection 5.2(c) as set forth below refer to aggregate Net Sales in a Calendar Month (“Monthly Net Sales” or “MNS”).  For avoidance of doubt, payments according to this subsection 5.2(c) are for the first occurrence of each sales threshold, and shall only be paid once.

(i)           If the total of [***], MITEK agrees to pay ANIKA [***] within thirty (30) Business Days.

(ii)           If the total of [***], MITEK agrees to pay ANIKA [***] within thirty (30) Business Days.

(iii) If the total of [***], MITEK agrees to pay ANIKA [***] within thirty (30) Business Days.

5.3.           Earned Royalties For Licensed Products.  In addition to any payments pursuant to Section 5.2 of this Agreement, ANIKA shall be entitled to the following royalty payments:

(a)           With respect to each Calendar Year (including 2011), MITEK shall pay ANIKA a royalty according to the following Net Sales:

(i)           For the portion of ANS in the Territory up to [***], a royalty of [***] on such portion of ANS; plus

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii)           For the portion of ANS in the Territory that is in excess of [***] up to and including [***], a royalty of [***] on such portion of ANS; plus

(iii)           For the portion of ANS in the Territory that is in excess of [***], a royalty of [***] on such portion of ANS.

(b)           Royalties shall be paid in respect of Net Sales of all Licensed Products in the Territory for the entire Term of this Agreement, including extensions or renewals thereof.

5.4.           Third Party Patents.

(a)           Subject to Section 5.4(b), if a Patent or Patents of a Third Party should be in force in the Territory during the Term of this Agreement covering the use or sale of any Licensed Product, and if after receiving such notice from such Third Party it should prove in MITEK’s reasonable judgment after consultation with ANIKA, impractical or impossible for MITEK or any MITEK Affiliate to continue to use, sell or offer for sale Licensed Product with the specifications set forth in the ANIKA PMA without obtaining a royalty bearing license from such Third Party under such Patent or Patents, then MITEK shall promptly notify ANIKA in writing.  If ANIKA agrees that a license is required it shall use commercially reasonable efforts to procure such license from the Third Party at its cost paying any compensation to such Third Party for such license.  If ANIKA disagrees that such a license is required, the Parties shall submit the issue to an independent patent attorney selected mutually by the Parties to determine whether a license is needed.  The decision of such patent attorney shall be final and to the extent that such patent attorney decides that a license is required, ANIKA will use commercially reasonable efforts to procure such license from the Third Party at its cost.  The cost of such patent attorney shall be borne by the non-prevailing Party in the disagreement.

(b)           Notwithstanding anything else in this Agreement to the contrary, Section 5.4(a) shall not apply with respect to the Genzyme IP.

5.5.           Currency.

All royalties and milestones shall be paid in U.S, Dollars.

5.6.           Reports and Records.

(a)           During the Term of this Agreement and commencing with the Date of First Sale of a Licensed Product, MITEK shall furnish, or cause to be furnished to ANIKA, written reports, including the calculation of royalty payment due, within thirty (30) Business Days following the end of each Calendar Quarter, showing:

(i)           the Net Sales of each Licensed Product sold by MITEK and its Affiliates,  sublicensees and distributors in the Territory, during the Calendar Quarter and the total for all Calendar Quarters of the current Calendar Year (or previous Calendar Year for reports issued with respect to the last Calendar Quarter of a Calendar Year);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii)           the Units of each Licensed Product sold by MITEK its Affiliates and its Sublicensees in the Territory, during the Calendar Quarter and the total for all quarters of the current Calendar Year;

(iii)           the royalties payable in Dollars, which shall have accrued hereunder in respect to such Net Sales for the current Calendar Year; and

(iv)           a detailed calculation of Net Sales for the Calendar Quarter (including the gross amount received for such sales and deductions taken from Net Sales as specified in the definition thereof, itemized by type and amount) and the total amount of Net Sales for the current Calendar Year through the most recently completed Calendar Quarter.

(b)           All royalty payments to be made by MITEK to ANIKA under Section 5.3 shall be made in Dollars by same day wire transfer no later than forty (40) Business Days from the end of the applicable Calendar Quarter in which such Net Sales accrued.

(c)           MITEK shall keep (and shall cause its Affiliates, sublicensees and distributors to keep) complete and accurate records in sufficient detail to enable royalties and other payments payable hereunder to be determined.  MITEK shall be responsible for all royalties and late payments that are due to ANIKA that have not been paid by MITEK, its Affiliates, its sublicensees and distributors.  All costs of enforcing or collecting payment hereunder, including attorney’s fees and court costs, shall be paid by the non-prevailing Party.

MITEK shall maintain (and shall cause its Affiliates, sublicensees and distributors to maintain) complete and accurate records, in accordance with U.S. generally accepted accounting practices, which are relevant to costs, expenses and payments under this Agreement (including payments by ANIKA for Development Inventions as set forth in Section 8.2) and such records shall be open during reasonable business hours for a period of five (5) years from creation of individual records for examination and not more often than once each year by a certified public accountant or other representative selected by ANIKA and reasonably acceptable to MITEK for the sole purpose of verifying the correctness of calculations or such costs, expenses or payments made under this Agreement (the “Audit”).  Any underpayments disclosed in the Audit shall be paid by MITEK within thirty (30) days of notification of the results of such inspection.  Any overpayments shall be fully creditable against amounts payable in subsequent payment periods.  If MITEK disagrees with the calculation of the Audit, and MITEK and ANIKA cannot resolve their disagreement, the matter shall be submitted to arbitration in accordance with Article XV.  In the absence of material discrepancies (in excess of 5% of the amount paid) in any request for reimbursement resulting from such Audit, the accounting expense shall be paid by ANIKA.  If material discrepancies (in excess of 5% of the amount paid) do result, MITEK shall bear the reasonable audit expense.  Any records or accounting information received from MITEK shall be Confidential Information for purposes of Article VII.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.7.           Taxes.

(a)           MITEK will make all payments to ANIKA under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

(b)           Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by MITEK on behalf of ANIKA to the appropriate governmental authority, and MITEK will furnish ANIKA with proof of payment of such tax.  Any such tax required to be withheld will be an expense of and borne by ANIKA.

(c)           MITEK and ANIKA will cooperate with respect to all documentation required by any taxing authority or reasonably requested by MITEK or ANIKA to secure a reduction in the rate of applicable withholding taxes.

(d)           If MITEK had a duty to withhold taxes in connection with any payment it made to ANIKA under this Agreement but MITEK failed to withhold, and such taxes were assessed against and paid by MITEK, then ANIKA will indemnify and hold harmless MITEK from and against such taxes (including interest).  If MITEK makes a claim under this Section 5.7(d), it will comply with the obligations imposed by Section 5.7(b) as if MITEK had withheld taxes from a payment to ANIKA.

ARTICLE VI - MANUFACTURE

6.1.           Supply of Products.

Subject to the terms of this Agreement, during the Term of this Agreement, ANIKA agrees to supply Licensed Product for use in the Territory and in the Field exclusively to MITEK in the quantities as ordered by MITEK pursuant to this Agreement, and MITEK shall purchase from ANIKA 100% of MITEK’s requirements for Licensed Products to be sold in the Territory subject to the ordering procedures set forth in Article VI.

6.2.                       Prices for Product.

(a)           Transfer Prices.  The price for each Unit of Licensed Product sold by ANIKA to MITEK shall be set at [***] of the Unit Price (as defined below); provided, however, in no event shall [***] of the Unit Price be less than (i) [***] for the first [***] following the date of First Sale, (ii) [***] for the [***] following the date of First Sale and (ii) [***] thereafter.  “Unit Price” is hereby defined as follows:

(i)           First Two Calendar Quarters.  The Unit Price for the period from the Date of First Sale until the last day of the first Calendar Quarter ended immediately following the Date of First Sale (the “First Calendar Quarter”) and continuing from the end of the first Calendar Quarter until the last day of the following calendar quarter (the “Second Calendar Quarter” ) (the “Initial Period” comprising the “First Calendar Quarter” and the “Second Calendar Quarter”), shall be deemed to be [***] (the “Initial Estimated Unit Price”), and ANIKA shall invoice MITEK at a transfer price equal to [***] for each such Unit.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Within ten (10) days following the end of each of the First Calendar Quarter and the Second Calendar Quarter, MITEK will provide ANIKA with a report (the “Initial Reports”) containing the Net Sales for such quarter and the total Units sold during such quarter (the “Total Initial Units”).  Within ten (10) days following the receipt of the Initial Report, (A) if the Initial Average Sales Price (as defined below) is greater than the Initial Estimated Unit Price (such difference, the “Per Unit Underpayment”), then MITEK shall pay to ANIKA the product of (1) the Per Unit Underpayment and (2) the Total Initial Units for such quarter and (3) [***], and (B) if the product of the Initial Estimated Unit Price is greater than the Initial Average Sales Price (such difference, the “Per Unit Overpayment”), then ANIKA shall pay to MITEK the product of (a) the Per Unit Overpayment and (b) the Total Initial Units for such quarter and (c) [***], but in no event shall ANIKA pay any such amount to the extent such payment would result in ANIKA retaining a Unit Price of less than  [***].  “Initial Average Sales Price” shall mean the fraction the numerator of which is the total Net Sales during such quarter and the denominator of which is Total Initial Units for such quarter.  For example, if in the first Calendar quarter the Net Sales are [***] and the Total Initial Units is [***], the Initial Average Sales Price would be [***] or [***] and the Per Unit Underpayment would thus be [***] and the true-up payment due to ANIKA would be [***] for a total of [***].

(ii) Subsequent Calendar Quarters.  The Unit Price for each Calendar Quarter ended after the First Two Calendar Quarters shall be the Average Sales Price determined from the Calendar Quarter ended two Calendar Quarters immediately preceding such Calendar Quarter (the “Reference Quarter”)  (for instance, in the case of Q4, the Calendar Quarter ended two Calendar Quarters immediately preceding would be Q2), where “Average Sales Price” shall mean the fraction the numerator of which is the total Net Sales during such Reference Quarter and the denominator of which is the total Units sold by the MITEK Sellers during such Reference Quarter.

Within five (5) Business Days following the end of each Calendar Quarter, MITEK shall provide ANIKA with a preliminary and unaudited report containing the Net Sales for each such Calendar Quarter.  These preliminary and unaudited reports will be superseded by the reports under Section 5.6(a) at the time those reports are required to be furnished.

(b)           Payment Terms.  Payment terms on all orders of Licensed Product shall be forty-five (45) days net of invoice date.  MITEK shall keep accurate records in sufficient detail to enable transfer fees and other payments payable hereunder to be determined.  MITEK shall be responsible for all transfer prices and late payments that are due to ANIKA.  Any past due amounts will be subject to a late fee of 1% per month, or the highest rate allowed by law, whichever is less, with such interest accrual commencing on the thirtieth day after the end of the month such payment was due.  All costs of enforcing or collecting payment hereunder, including attorney’s fees and court costs, shall be paid by the non-prevailing Party. Breach for non-payment commences on the forty-sixth day following shipment of the Product by ANIKA, assuming all invoice data from ANIKA is accurate.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

6.3.           Forecasts, Orders.

(a)           Prior to the beginning of each Calendar Quarter during the Term of this Agreement, MITEK shall provide ANIKA with a non-binding written forecast of MITEK’s expected requirements for Licensed Products during the following twelve months, designated M1-M12 and broken down by months and which shall include order dates, quantity and shipping dates (“Rolling Annual Forecasts”).  As pertains for each Rolling Annual Forecast, the forecast for months designated M7-M9, once set, may only be increased or decreased by up to 50% in the aggregate from the original forecast for such month as the forecast is rolled forward at the beginning of the next quarters, unless otherwise agreed to by ANIKA.  By way of example, assume the following four annual rolling forecast.

Forecast	M1-M3	M4-M6	M7-M9	M10-M12
1	Jan - March	April - June	July - Sept	Oct. - Dec.
2	April - June	July - Sept	Oct. - Dec.	Jan - March
3	July - Sept	Oct. - Dec.	Jan - March	April - June
4	Oct. - Dec.	Jan - March	April - June	July - Sept

Assume during Forecast 1, the forecast for July - September was 100 Units.  Accordingly, in each of Forecasts 2 and 3, the maximum forecast for July-September is 150 Units and the minimum forecast for July-September is 50 Units.

The initial Rolling Annual Forecast shall be delivered by MITEK within 2 weeks of  agreement by the Parties to launch pursuant to Section 3.1(b).

(b)           Orders.  The initial launch and inventory build quantities will be exempt from this forecast schedule, and determined by mutual agreement between Anika and MITEK.  MITEK shall place any binding orders for Licensed Product by written or electronic purchase order (or by any other means agreed to by the Parties) to ANIKA, which shall be placed at least 3 months prior to the desired date of delivery and shall be consistent with the forecast provided for such Calendar Quarter in the latest Rolling Annual Forecast.  The Parties acknowledge that MITEK is not obligated to buy any specific amount of Licensed Product under this Agreement, except for the quantities which MITEK shall actually order through such binding purchase orders in compliance with this Section 6.3(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c)           Conflicts.  To the extent of any conflict or inconsistency between this Agreement and any purchase order, purchase order release, confirmation, acceptance or any similar document, the terms of this Agreement shall govern.

6.4.           Most Favored Customer.

In consideration of the arrangements provided in this Agreement for MITEK to purchase Licensed Product exclusively from ANIKA, ANIKA agrees that during the term of this Agreement MITEK shall be treated with “most favored nation” status in connection with allocation of HA for manufacturing Licensed Product, and, accordingly, if ANIKA is unable to supply all of the quantities of Licensed Product ordered by MITEK pursuant to binding orders in accordance with this Agreement, ANIKA shall not provide any other customer (which customer is similarly situated or purchases equivalent or less volume of HA-containing products from ANIKA than MITEK in the aggregate) with preferential or more favorable treatment with respect to allocation of HA-containing products (taking into account reasonable forecasts, past sales and sales performance against forecast).

6.5.           Improvements.

(a)           Change in Specifications.  Either Party shall have the right to request a change to the Specifications or packaging of Licensed Product during the Term of this Agreement.  In such event, the Party wishing to request a change shall notify the other Party of its request in writing.  If the receiving Party agrees to such request, the Parties shall cooperate with each other to have such change to the Specifications or packaging of Licensed Product approved by the FDA, if such approval is necessary.  ANIKA shall not be obligated to make any changes to the Specifications or packaging of Licensed Product requested by MITEK.  If the FDA requires a change to the Specifications or packaging of Licensed Product (other than changes requested by the MITEK), ANIKA shall use commercially reasonable efforts to make such change with respect to the Licensed Product sold in the Territory, and the costs for making such change as required by such regulatory agency shall be borne by Anika.  MITEK shall reimburse ANIKA for the actual, documented expenses incurred by ANIKA in connection with changes to the Specifications or the packaging of product requested by MITEK, including, without limitations, any necessary Regulatory Approval costs.  Notwithstanding any other terms of this paragraph, if the change to the Specifications or packaging of the Licensed Product creates obsolescence in existing inventory held by ANIKA or MITEK or any other person or entity, the actual costs of such obsolescence, together with any actual hard disposal costs, shall be the responsibility of MITEK.  ANIKA shall have the right to appoint an independent certified accountant mutually acceptable to both Parties to audit and review MITEK’s financial records pertaining directly to such costs for obsolescence.  Any disputes arising from a request for cost-sharing or reimbursement of expenses incurred in connection with a change in Specifications or packaging of the Licensed Product under this Section 6.5(a) and not resolved informally within 30 days shall be referred to the Steering Committee for resolution.  If the Steering Committee does not resolve the matter within 60 days, either Party may submit the matter for resolution through the dispute resolution procedures set forth in Article XV.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           Records.  ANIKA shall keep complete and accurate records pertaining to the manufacture, including quality control, of the Licensed Product.  MITEK shall keep complete and accurate records pertaining to the use, sale and other disposition of the Licensed Product, including for each lot number of Licensed Product, the quantity shipped and where the lot was shipped.  Each Party shall keep its respective records for at least five (5) years or for such longer period if and as required by law.  Each Party shall make available such records to the other Party for such lawful purpose as such other Party may reasonably request in writing.

6.6.           Delivery.

(a)           Delivery Terms & Expenses.  All charges for packing, hauling, storage, bar coding and transportation to the Shipping Point are included in the transfer price as set forth in Section 6.2 hereunder unless otherwise agreed to by the Parties.  MITEK will pay all freight, shipping, insurance, duties, forwarding and handling charges, taxes, storage and all other charges applicable to Licensed Product after it is delivered by ANIKA to the Shipping Point.  All shipments will be accompanied by a packing slip which describes the articles, states the purchase order number and shows the shipment’s destination.  ANIKA agrees to promptly forward the original bill of lading or other shipping receipt for each shipment in accordance with MITEK’s instructions.

(b)           Shipment.  The risk of loss with respect to Licensed Product shall remain with ANIKA through production until Licensed Product is delivered to MITEK FOB ANIKA’s manufacturing facility (currently located in Bedford, Massachusetts), or other manufacturing facility that has received Regulatory Approval from the FDA (the “Shipping Point”).  ANIKA will pack all Licensed Product ordered hereunder in a manner suitable for shipment and sufficient to enable the Licensed Product to withstand the normal effects of shipping, including handling during loading and unloading.  MITEK is responsible for designating the carrier(s) and negotiating terms for shipment of Licensed Product, and is responsible for payment of all shipping insurance, handling, storage and custom duties and fees.

(c)           Inventory.  ANIKA and MITEK agree to reasonably cooperate to improve the process for ordering Licensed Product with the mutual objectives of expediting the supply process to a just-in-time process and reducing inventory costs.

6.7.           Inspections.

(a)           During the Term, MITEK shall have the right, upon reasonable notice to ANIKA and during regular business hours, to inspect and audit the facilities being used by ANIKA (or any Third Party) for production and storage of the Licensed Product to assure compliance by ANIKA (and its suppliers) with GMP and applicable FDA rules and regulations pertaining to Licensed Product and with other provisions of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           ANIKA shall have the right to visit MITEK’s facilities where the Licensed Product is stored or delivered from time to time during the term of this Agreement to perform a quality audit of MITEK’s records concerning storage and distribution (including shipping and handling) of the Licensed Product.  Such visits shall be conducted during normal business hours upon at least ten (10) days prior written notice and each Party shall be limited to not more than one visit per year, except in the event of a recall of the Licensed Product or governmental action involving the Licensed Product.

6.8.           Non-Conforming Product.

MITEK shall evidence any claims of nonconformity of Licensed Product with an analysis of the allegedly nonconforming Licensed Product that shall have been prepared by MITEK or its agent.  Such report shall be accompanied with a copy of the records pertaining to such testing and a sample of the Licensed Product from the batch analyzed.  If, after its own analysis of a sample stored by ANIKA from such lot of Licensed Product (which such sample ANIKA is required to retain) (the “Retained Sample”), ANIKA confirms such nonconformity, ANIKA shall, at ANIKA’s election, either replace the nonconforming Licensed Product with conforming Licensed Product as soon as reasonably practicable at ANIKA’s expense or refund to MITEK the entire transfer price therefore.  The foregoing, and the rights under this Section 6.8, shall be MITEK’s sole and exclusive remedy with respect to such nonconformity.  The nonconforming Licensed Product shall either be returned to ANIKA, at ANIKA’s request and its expense, or destroyed, at ANIKA’s expense.

If, after ANIKA’s own analysis, ANIKA does not confirm non-conformance to the Specifications or whether the Licensed Product has such a defect, either Party may deliver the Licensed Product to an independent Third Party laboratory, mutually and reasonably acceptable to both Parties, for analytical testing to confirm the Licensed Product’s conformance to the Specifications or the presence or absence of defects.  All costs associated with such Third-Party testing shall be at MITEK’s expense unless the tested Licensed Product is deemed by such Third Party to be materially defective or not in compliance with the Specifications, in which case all such costs, including reimbursement of freight and disposition costs, shall be promptly paid by ANIKA.  No inspection or testing of or payment for Licensed Product by MITEK or any Third Party agent of MITEK shall constitute acceptance by MITEK thereof, nor shall any such inspection or testing be in lieu or substitution of any obligation of ANIKA for testing, inspection and quality control as provided in the Specifications or under applicable local, state, or federal laws, rules, regulations, standards, codes or statutes.  In the event that any such shipment or batch thereof is ultimately agreed or found to meet the Specifications, MITEK shall retain such shipment or batch, and all the terms and conditions of this Agreement shall continue to apply to such Licensed Product.

6.9.           Corrective Action.

(a)           Reportable Events.  ANIKA shall be responsible for notifying all applicable regulatory authorities of reportable events (including without limitation complaints) involving the Licensed Product for which ANIKA receives written notification, as required by applicable laws.  MITEK shall notify ANIKA of potentially reportable events promptly but in no event later than twenty-four (24) hours after the event.  In addition, all such notices by MITEK shall be consistent with the requirements of law in the applicable jurisdictions.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           Licensed Product Complaints.  MITEK shall promptly communicate to ANIKA by facsimile, telephone or email (and confirm any such telephone communication as instructed at the time) any complaint received from users of the Licensed Product, in the configuration supplied by ANIKA.  Each notification of a complaint shall contain, but not be limited to, the lot number, dosage size, expiration date, indication for actual use and description of circumstances involved in the failure of the Unit(s) in question.  Each complaint notification will contain all the information available to MITEK at that time, including all information then available which is required in the ANIKA Complaint Form attached hereto as Exhibit F, and a summary of the proposed action to be taken by MITEK to comply with its legal obligations.  MITEK will provide additional information promptly as it becomes available.  MITEK acknowledges that complaint investigation is the responsibility of ANIKA, but MITEK reserves the right to directly contact its customers.

(c)           Safety or Efficacy Concerns.  Each Party agrees to notify the other Party as soon as practicable of any information of which it becomes aware which relates to the safety or efficacy claims of the Licensed Product.  Upon receipt of any such information, the Parties shall consult with each other in an effort to arrive at a mutually agreeable course of action that is consistent with the obligations of the Parties under this Agreement and constant with applicable laws.

(d)           Licensed Product Recalls.  If (i) the Licensed Product is subjected to a recall by any governmental agency, or (ii) ANIKA after notification to MITEK elects to make a Licensed Product recall or (iii) in the event either Party, after notification to, and consultation with, the other, elects to make a Licensed Product withdrawal or corrective action, the expense of such recall, withdrawal or corrective action shall be borne as provided below.  If (i) it is established that the Licensed Product was nonconforming pursuant to Section 6.8 upon delivery by ANIKA to a common carrier at ANIKA’s Shipping Point, or (ii) such recall, withdrawal or corrective action arises from any breach by ANIKA of the provisions of this Agreement, then ANIKA, subject to Article XII, shall hold MITEK harmless and shall bear all expenses related to the recall, withdrawal or corrective action, including the replacement of the recalled or withdrawn Licensed Product, which shall be replaced as soon as reasonably practicable.  If such recall, withdrawal or corrective action arises as a result of actions or omissions on the part of MITEK or its Affiliates, distributors or sublicensees, or from any breach by MITEK, its Affiliates, distributors or sublicensees of the provisions of this Agreement, then MITEK, subject to Article XII, shall hold ANIKA harmless and shall bear all costs and expenses in connection with such recall, withdrawal or corrective action.  MITEK shall keep, and will use its reasonable efforts to the extent required by law to cause its Affiliates, distributors and sublicensees to keep, detailed distribution records for each lot number detailing the quantity shipped and the location where the lot was shipped, so that in event of a recall, MITEK will be able to contact all physicians and/or end users.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

6.10.           Failure to Supply: License To Manufacture.

(i)            If ANIKA fails, for a period of three consecutive months, to deliver eighty percent  (80%) of the aggregate cumulative quantity of all Licensed Products which ANIKA has agreed to deliver to MITEK pursuant to binding purchase orders pursuant to Section 6.3(b) of this Agreement during that period, without being able to complete the delivery requirements along with any other scheduled delivery requirement in the next subsequent two months (including a failure caused by a force majeure) (hereinafter referred to as a “Failure to Supply”), then during any such License Period (as defined), MITEK shall be permitted (with no obligation or liability to ANIKA) to obtain such Licensed Product from another supplier (an “Alternative Supplier”), to use, sell, make and have made Licensed Product pursuant to the license granted in this Section 6.10; provided, however, MITEK shall use commercially reasonable efforts to ensure that the term of any agreement with an Alternative Supplier (the “Alternative Supplier Agreement”) is as short as possible; provided further however, in no event shall the term of any Alternative Supplier Agreement extend beyond 30 months inclusive of any termination notice requirements under the terms of such Alternative Supplier Agreement.  Upon the occurrence of any such Failure to Supply and through and until the later of such time as ANIKA fully resumes its supply obligations hereunder: ANIKA shall make available to MITEK or its designee access to all Information, ANIKA Patents and ANIKA Know-How Controlled by ANIKA for MITEK to procure required raw materials or product or arrange an alternative supplier of Licensed Product and (a) ANIKA shall provide reasonable advice and consultation in connection therewith and (b) ANIKA will not be entitled to implied royalties or compensation for lost profits as a result of Licensed Product obtained from such Alternative Supplier and (c) MITEK shall bear all costs necessary to relocate manufacturing to an Alternative Supplier’s facility in accordance with this Section 6.10.  Notwithstanding anything to the contrary contained in this Agreement, in the event that MITEK shall manufacture or have manufactured the Licensed Product, pursuant to this Section 6.10(i), (1) MITEK shall be permitted to disclose to any Third Party any Confidential Information as is reasonably necessary in connection with such activities (subject to such Third Party agreeing in writing to be bound by the terms of Article VII hereof), (2) ANIKA shall supply on commercially reasonable terms the Hyaluronic Acid active ingredient (”Active Ingredient”), if requested by MITEK, and (3) MITEK shall only manufacture or have manufactured Licensed Products for sale in the Territory in the Field in accordance with the terms of this Agreement.

(ii)            ANIKA hereby grants to MITEK a fully paid up license, with the right to grant sub-licenses to its Affiliates, to manufacture and have manufactured Licensed Products solely in the Field and Territory; provided, however, that the license granted hereunder shall be effective only during the period of time commencing upon the occurrence of a Failure to Supply and continuing through and until such time as ANIKA fully resumes its supply obligations hereunder (such period is hereinafter referred to as a “License Period”) and MITEK shall not exercise its rights to make or have made the Licensed Products pursuant to such license other than during such a License Period.  For the avoidance of doubt, the license granted hereunder shall automatically be terminated upon the end of the License Period.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(iii)  In the event that either MITEK or ANIKA has actual knowledge of any facts or circumstances that are likely to result in a material disruption to the manufacture or sale of Licensed Products (“Adverse Knowledge”), such Party that has such Actual Knowledge shall give prompt notice to the other Party, and such Parties or the Steering Committee shall work together in good faith to address such Adverse Knowledge.

6.11.           Insurance.

Each Party agrees to procure and maintain in full force and effect during the term of this Agreement valid and collectible insurance policies in connection with its activities as contemplated hereby which ANIKA policies shall be in compliance with Exhibit D attached hereto. Upon the other Party’s request, each Party shall provide the other with a certificate of coverage or other written evidence reasonably satisfactory to the requesting Party of such insurance coverage.

6.12.           Packaging.

MITEK shall have the right to determine the appearance and text of any labeling and packaging consistent with the approved label used in connection with the Licensed Product in the Territory or any finished product containing or contained in the Licensed Product in the Territory.  MITEK shall pay all of the costs associated with the design of the labeling and packaging for the Licensed Product.  Once the initial labeling and packaging has been decided upon and confirmed in writing, ANIKA shall not be required to make subsequent changes to such labeling unless MITEK agrees to pay all additional costs associated with the implementing of changes and to pay ANIKA’s out of pocket costs associated with all packaging inventory rendered obsolete by the change in labeling.  Notwithstanding the foregoing, if any changes are required to be made to the packaging or labeling as a result of the changes required by ANIKA, ANIKA shall bear the expenses thereof.

6.13.           Clinical Trial Supplies

           ANIKA agrees to supply up to [***] Units of Licensed Product per clinical trial at [***] only if, and to the extent, both the Steering Committee and ANIKA have approved such clinical trial. For approved clinical trials requiring more than [***] units, ANIKA will provide Licensed Products at a price of [***] per unit, subject to Section 6.2(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE VII - PUBLICATIONS; TRANSFER OF DATA; CONFIDENTIALITY

7.1.           Confidentiality; Exceptions.

           The Parties acknowledge that discussions between ANIKA and MITEK will necessarily require the exchange of information (including detailed financial and product information) that is considered confidential and proprietary by the disclosing Party.  The Parties agree that any information relating to the business of the disclosing Party which such Party discloses to the other Party pursuant to this Agreement shall be considered “Confidential Information” and shall include, without limitation, (i) for ANIKA, the ANIKA Know-How; (ii) earnings, costs, and other financial information; (iii) drawings, formulations, samples, technical data, photographs, specifications, manufacturing methods, testing procedures; (iv) marketing, sales and customer information relating to the disclosing Party’s business; (v) all clinical studies and data developed by either Party in connection with this Agreement (but subject to the rights granted in Section 2.1 and ownership of regulatory filings in Section 2.2); and (vi) for ANIKA, all other Information related to Licensed Product in the Field.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the time royalties are due and for five (5) years thereafter, subject to and except as permitted by Section 7.4 of this Agreement, each Party shall keep confidential (and shall cause the directors, officers, employees and agents of such Party or its Affiliates and sublicensors and distributors to keep confidential) and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement the Confidential Information of the disclosing Party, except to the extent the receiving Party’s (and their Affiliates) employees and/or agents (including consultants) need to know such Confidential Information in order to discharge such Party’s obligations and exercise its rights hereunder.  Each Party will protect the other Party’s Confidential Information from unauthorized use, access or disclosure in the same manner that it protests it own similar Confidential Information.  Confidential Information shall not include information which:

(i)           was in the lawful knowledge and possession of the receiving Party prior to the time it was disclosed to, or learned by, the receiving Party, or was otherwise developed independently by the receiving Party, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the receiving Party;

(ii)           was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(iii)           became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(iv)           was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(v)           was or is required to be disclosed as a result of a judicial order or decree or applicable law or regulation; provided, however, that the Party whose Confidential Information is the subject of such judicial order or decree is given the opportunity (to the extent not violative of applicable law) to contest the judicial order or decree prior to any disclosure.

           Each Party will be responsible and liable for all breaches of the confidentiality provisions of this Agreement by its directors, officers, employees, agents and Affiliates, and shall indemnify the other for any breaches thereof.

7.2.           Authorized Disclosure.

           Except as expressly provided otherwise in this Agreement, each Party may disclose Confidential Information as follows:  To Third Parties (including without limitation investors and potential investors of ANIKA, Affiliates, sublicensees, distributors and suppliers of ANIKA and Affiliates of MITEK) under appropriate terms and conditions that include confidentiality provisions substantially equivalent to those in this Agreement as is reasonably necessary to exercise the rights granted herein.

7.3.           Publications.

Notwithstanding any other provision of this Agreement, including, but not limited to the provisions of Section 7.4, ANIKA may not publish the results of any of MITEK’s Development activities relating to Licensed Products in the Field without the prior written consent of MITEK.  ANIKA may publish without the prior written consent of MITEK results of its Development activities relating to Licensed Products for use outside the Territory.

7.4.           Public Announcements.

Neither Party shall originate any publicity, press release or public announcements, written or oral, whether to the public or press, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, to any amendment hereto or performances hereunder without the prior written consent of the other Party (not to be unreasonably withheld), save only such announcements that are required by applicable law or any securities exchange or Nasdaq to be made or that are otherwise agreed by the Parties.

In the event of such publication, press release or public announcement (other than those required by applicable law or any securities exchange or Nasdaq), the Party making the announcement will give the other Party at least reasonable advance notice, where possible, of the text of the announcement so that the other Party will have an opportunity to comment upon the announcement.  Notwithstanding anything contained in this Agreement to the contrary, (i) upon execution of this Agreement, ANIKA may issue a press release in the form of Exhibit C, and (ii) MITEK acknowledges that ANIKA is permitted to file this Agreement with the Securities and Exchange Commission.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Notwithstanding the foregoing, however, where urgent, unusual and rare circumstances require immediate disclosure in the opinion of the Party’s counsel, the Party will, unless impossible because of legal reasons, provide at least one (1) Business Day’s advance written notice.

ARTICLE VIII - OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

8.1.           Title.

Title to all Patents claiming inventions made solely by an employee of a Party in the course of performing Development (“Development Invention”) shall be owned by such Party.  Title to Patents claiming inventions made jointly by employees of MITEK and ANIKA (“Joint Inventions”) shall be jointly owned by MITEK and ANIKA.  The laws of the United States with respect to joint ownership of inventions shall apply in all jurisdictions; accordingly, except as expressly provided in this Agreement, neither Party shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license a jointly-owned patent, by reason of joint ownership thereof.

8.2.           License to MITEK Development Inventions.

MITEK hereby grants ANIKA and its Affiliates a perpetual, royalty-free, fully paid-up, exclusive, worldwide license to use the MITEK Development Inventions, with the right to sublicense, to use, manufacture, have manufactured, sell, offer for sale, import, have imported, offer to import, Licensed Products outside the Territory, for a cost equal to half of MITEK’s fully allocated direct Development costs associated with any such MITEK Development Invention used by ANIKA.  Such Development costs will be subject to the record keeping and audit provisions set forth in Section 5.6.

8.3.           Disclosure of Patentable Inventions.

Each Party shall provide to the other any invention disclosure submitted in the normal course of disclosing an invention arising in the course of the Development or relating to Licensed Product.  Such invention disclosures shall be provided to the other Party promptly after creation.

8.4.           Patent Filings.

(a)           Each Party may prepare, file, prosecute and maintain Patents to cover discoveries and inventions made solely by its own employees or consultants relating to any Licensed Products being developed or sold hereunder by MITEK and use reasonable efforts to file initially all such applications in the United States.  Inventions relating to the discovery, evaluation, manufacture, use or sale of Licensed Products that are made jointly by MITEK and ANIKA in the course of this Agreement (hereinafter referred to as “Joint Patents”) may be filed, prosecuted and maintained by ANIKA.  The determination of the countries in which to file Joint Patents shall be made by ANIKA, provided, however, ANIKA agrees to file in the United States.  ANIKA shall have the right to direct or control all material actions relating to the prosecution or maintenance of Joint Patents.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           The Party who is responsible for filing a Patent, will be termed the “Filing Party”.  In the case of a solely owned invention the Filing Party shall bear all Patent Cost associated therewith.  With respect to a joint patent each of the Parties shall bear one half of all Patent Cost associated therewith.  The filing Party shall keep the other Party apprised of the status of each  Joint Patent, and shall seek the advice of the other Party with respect to patent strategy and drafting applications and shall give reasonable consideration to any suggestions or recommendations of the other Party concerning the preparation, filing, prosecution, maintenance and defense thereof.  The Parties shall cooperate reasonably in the prosecution of all Joint Patents and shall share all material information relating thereto, including all material communications from patent offices, promptly after receipt of such information.  If, during the term of this Agreement, the filing Party intends to allow any Joint Patent to lapse or leave abandoned, the filing Party shall, whenever practicable, notify the non-filing Party of such intention at least sixty (60) business days prior to the date upon which such Patent shall lapse or become abandoned, and the non-filing Party shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution, maintenance and defense thereof and all expenses related thereto.

8.5.           Infringement by Third Parties.

(i)           If any ANIKA, MITEK or a Joint Patent covering a Licensed Product is infringed by a Third Party in any country in connection with the manufacture, use and sale of a Licensed Product in such country, the Party to this Agreement first having knowledge of such infringement shall promptly notify the other in writing.  The notice shall set forth the known facts of that infringement in reasonable detail.

(ii)           ANIKA shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to such infringement of the Joint Patent, by counsel of its own choice, and at its own expense.  If ANIKA fails to bring an action or proceeding within a period of one hundred eighty (180) days after a request by MITEK to do so, MITEK shall have the right to bring and control any such action by counsel of its own choice, and at its own expense.

(iii)           The Party bringing suit under this Paragraph 8.5 regarding a Joint Patent shall bear all costs and expenses of the suit, with any damages or other monetary awards recovered being split with [***] to MITEK and [***] to ANIKA after costs of the prosecuting Party are reimbursed.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(iv)           A settlement or consent judgment or other voluntary final disposition of a suit brought by a Party related to a joint patent under this Paragraph 8.5 may be entered into without the consent of the other Party; provided that such settlement, consent judgment or other disposition does not admit the invalidity or unenforceability of any Joint Patent; and provided further that any rights to continue the infringing activity in such settlement, consent judgment or other disposition shall be limited to the product or activity that was the subject of the suit.

(v)           Each Party shall have the sole and exclusive right, but no obligation, to enforce any Patent that it solely owns against infringement or alleged infringement thereof by a Third Party.

8.6.           Validity Challenge Claims.

(i)           In the event that any person shall assert any claim that any of ANIKA, MITEK or Joint Patents are invalid or unenforceable, or seeks to limit the scope of enforcement thereof (each a “Validity Challenge Claim”), whether in defense against an enforcement action brought by a Party, by a separate action for declaratory judgment, or otherwise, the Party receiving notice of such claim shall promptly notify the other Party.

(ii)           ANIKA shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any Validity Challenge Claim relating to a Joint Patent, by counsel of its own choice, and at its own expense.  If ANIKA fails to bring an action or proceeding within a period of one hundred eighty (180) days after a request by MITEK to do so, MITEK shall have the right to bring and control any such action by counsel of its own choice, and at its own expense.

(iii)           The Party bringing suit under this Paragraph 8.6 regarding a Joint Patent shall bear all costs and expenses of the suit, with any damages or other monetary awards recovered being split with 70% to MITEK and 30% to ANIKA after costs of the prosecuting Party are reimbursed.  The other Party will reasonably cooperate with and use commercially reasonable efforts to assist the Party bringing suit under this Paragraph 8.6, and the Party bringing such suit shall reimburse the other Party for its out-of-pocket expenses incurred as a result of such cooperation.

(iv)           A settlement or consent judgment or other voluntary final disposition of a suit brought by a Party relating to a Joint Patent under this Paragraph 8.6 may be entered into without the consent of the other Party; provided that such settlement, consent judgment or other disposition does not admit the invalidity or unenforceability of any Joint Patent.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(v)           Each Party shall have the sole and exclusive right, but no obligation, to institute, prosecute and control any action or proceeding with respect to any Validity Challenge Claim relating to any Patent that it solely owns.

8.7.           Patent Assignment.

Neither Party may assign, license or otherwise transfer its rights under any Joint Patent except with the prior written consent of the other Party; provided, however, that either Party may assign such rights without consent to permitted assignee under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets.

8.8.           Notices Relating to the Act.

ANIKA shall notify MITEK of the issuance of each U.S. Patent included among the ANIKA Patents, giving the date of issue and patent number for each such patent.

8.9.           Defense and Settlement of Third Party Claims

(a)           Subject to Section 8.9(b), if a Third Party asserts that a patent right owned by it is infringed by the use or sale of Licensed Product, MITEK will be solely responsible for defending against any such assertions at its cost and expense.  MITEK shall have the right to defend and settle against such charge of infringement.  ANIKA shall have the same responsibility and rights in such Third Party actions if the alleged infringement relates to the manufacture of Licensed Product.  If an action has not been brought but an assertion has been made that a patent right owned by a Third Party is infringed by the use or sale of Licensed Product, then the Parties shall first exercise their rights and/or perform their obligations set forth in Section 5.4.  If an action for patent infringement is brought against MITEK for the use or sale of Licensed Product by a Third Party, MITEK shall promptly notify ANIKA.  ANIKA shall have the right, but not the obligation, to settle the litigation at its sole cost and expense.  In no event, however, shall any such settlement by ANIKA modify the rights and licenses granted hereunder to MITEK.  If MITEK is defending such charge of infringement, MITEK shall have the right to apply up to [***] of the royalties due ANIKA on sales of the allegedly infringing Licensed Product against its litigation expenses during the pendency of any litigation, but only in the event that the infringement action is not based on or not related to a Modified Licensed Product.  “Modified Licensed Product” means Licensed Product with specifications that differ from those set forth in the ANIKA PMA (except that Modified Licensed Product shall not include Licensed Products which result solely from changes initiated by ANIKA).  If, as a result of judgment in the litigation or settlement with the Third Party not in connection with or not related to a Modified Licensed Product, MITEK is required to pay royalties or other monies to such Third Party, MITEK may thereafter deduct from the royalties due ANIKA on net sales of the Licensed Product charge to infringe, an amount of which is the lesser of [***] of all sums actually paid by MITEK to such Third Party or [***] of all royalty payments otherwise payable to ANIKA on the net sales of such Licensed Product.  In the case of a litigation involving a Modified Licensed Product, MITEK shall be fully responsible for all costs and expenses of such litigation or settlement thereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           Notwithstanding anything else in this Agreement to the contrary, the provisions of Section 8.9(a) shall not apply with respect to the Genzyme Litigation.

(i)           In the event that MITEK is named in Genzyme Litigation:

           (1)           MITEK shall give prompt written notice to ANIKA thereof,

(2)           MITEK shall take the lead in the defense of the Genzyme Litigation (other than with respect to claims that relate solely to the ‘724 Patent and/or ‘351 Patent) using counsel selected and paid for by MITEK and reasonably acceptable to ANIKA.  MITEK makes no warranties or representations with respect to the outcome of the Genzyme Litigation, disclaims any liability for the outcome thereof, and in no event shall MITEK be liable to ANIKA for any damages due to the outcome of the Genzyme Litigation.  MITEK shall, however, defend the Genzyme Litigation using the same level of efforts and resources typically dedicated or that would be dedicated by MITEK in the defense of patent infringement litigation regarding MITEK’s own products.

(3)           ANIKA shall provide all reasonable information and assistance to MITEK in such defense.

(4)           ANIKA shall retain responsibility of the defense of any allegations in the Genzyme Litigation that relate solely to the ‘724 Patent and/or ‘351 Patent, and MITEK shall cooperate as requested by ANIKA (at the expense of ANIKA) in connection therewith.

(5)           The Parties contemplate that ANIKA will be represented formally in the court proceedings by the same lawyers as chosen and funded by MITEK, provided that ANIKA may retain its own counsel, at ANIKA’s expense, to monitor the Genzyme Litigation and provide independent advice to ANIKA.

(6)           The Parties agree to consult with each other in good faith concerning litigation and strategy.

(ii)            Neither Party shall enter into a settlement of the Genzyme Litigation without the other Party’s prior written consent, which such Party may withhold at its sole discretion.

(iii)            Prior to MITEK providing common counsel for ANIKA under Section 8.9(b)(i)(5), MITEK agrees to bear the reasonable and direct legal costs and expenses that are incurred by ANIKA following the Effective Date in connection with the defense of the Genzyme Litigation as it pertains to the ‘030 Patent, whether or not MITEK is named in the Genzyme Litigation.  Such direct costs with respect to ANIKA are limited to attorneys’ fees and expenses, including such fees and expenses for experts.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(iv)            Except with respect to amounts set forth in Section 8.9(b)(iii) for which MITEK is responsible, ANIKA shall indemnify and hold harmless MITEK and its Affiliates from and against any and all damages, liabilities, claims, costs, charges, judgments and expenses payable to Genzyme arising directly from or by reason of a final court decision or settlement of the Genzyme Litigation.  Such indemnification shall include without limitation any past and future royalties and/or damages due as a result of a final court decision or settlement of the Genzyme Litigation.  MITEK may retain any payments due under this Agreement, including the IP Resolution milestone of Section 5.2(b)(iv) and running royalties of Section 5.2, in satisfaction of payments due by ANIKA hereunder by reason of a final court decision or settlement of the Genzyme Litigation.

(v)            Each Party shall pay to the other Party all invoices for amounts owing pursuant to this Section 8.9(b) which are not subject to a good-faith dispute within thirty (30) days of receipt of the applicable invoice therefore.

ARTICLE IX - REPRESENTATIONS AND WARRANTIES.

9.1.           Representations and Warranties of ANIKA.

ANIKA hereby represents and warrants to MITEK as follows:

(a)           ANIKA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and lawful authority to own, lease and operate its assets and to carry on its business as heretofore conducted.  ANIKA has the full legal right, corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly executed and delivered by ANIKA and constitutes the valid and binding obligation of ANIKA, enforceable against ANIKA in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles.

(b)           Subject to the remainder of this Section 9.1(b), ANIKA owns all rights, title and interest in the Licensed Product necessary to grant the rights contained in this Agreement to MITEK for Licensed Product in the Territory.  The Licensed Product does not infringe upon any proprietary right, other than patents of any Person in the Territory; provided, however, that ANIKA makes no such representation and warranty (i) with respect to any trademarks or trade dress not licensed to MITEK hereunder which may be used by MITEK in the marketing, distribution and sale of the Licensed Product, (ii) the Genzyme IP or any issues raised in the Genzyme Litigation, (iii) with respect to any intellectual property rights covering Developments to the Licensed Product that are initiated solely by MITEK.  Other than with respect to the allegations in the Genzyme Litigation, ANIKA does not have actual knowledge of any infringement by the Licensed Product of any valid claim of any issued United States patent; however , ANIKA makes no representations or warranties regarding patents in any foreign jurisdictions.  ANIKA makes no representation or warranty with respect to any marketing, distribution sale or use of the Licensed Product not in accordance with any applicable PMA or any other Regulatory Approval.  Nothing contained in this Agreement is in conflict with any other agreement to which ANIKA is a Party or is otherwise bound. ANIKA has not granted the right to market, sell or distribute the Licensed Product in the Field in the Territory to any Third Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c)           ANIKA represents and warrants to MITEK that at the time of delivery to a common carrier at ANIKA’s Shipping Point, all Licensed Product supplied in connection with this Agreement shall be of merchantable quality, fit for the purpose intended by this Agreement and free from defects in material and workmanship and shall be manufactured and provided in accordance and conformity with the Specifications and in compliance with this Agreement.  ANIKA represents and warrants that it shall materially comply with all pertinent present and future statutes, laws, ordinances and regulations relating to the manufacture and supply of the Licensed Product in the Territory and in the Field being provided hereunder, including, without limitation, those enforced by the United States Food and Drug Administration (including compliance with GMP) and International Standards Organization Rules 13485 et seq.

(d)           ANIKA’S WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ANY OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, AND, ANIKA HEREBY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT, TITLE OR FITNESS FOR A PARTICULAR PURPOSE.

(e)           EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, NEITHER PARTY SHALL IN ANY EVENT BE LIABLE TO THE OTHER FOR PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS.

9.2.           Representations and Warrantees of MITEK.

MITEK hereby represents and warrants to ANIKA as follows:

(a)           MITEK is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite power and lawful authority to own, lease and operate its assets and to carry on its business as heretofore conducted.  MITEK is a wholly-owned indirect subsidiary of Johnson & Johnson. MITEK has the full legal right, power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby.  This Agreement has been duly executed and delivered by MITEK and constitutes the valid and binding obligation of MITEK, enforceable against MITEK in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           Nothing contained in this Agreement is in conflict with any other agreement to which MITEK or its Affiliates or sub-distributors is or may become a party or is otherwise bound.

(c)           MITEK and its Affiliates and sub-distributors shall store, distribute, market and sell Licensed Product in accordance with directions for storage and use as indicated in this Agreement and any amendments hereto.

(d)           MITEK and its Affiliates and sub-distributors shall distribute, market and sell Product in accordance with all applicable international, national and local laws of each country within the Territory, including without limitation, applicable drug and medical device laws.

ARTICLE X - ANIKA’S GENERAL OBLIGATIONS AND COVENANTS

(a)           During the Term of this Agreement, ANIKA shall, in accordance with any marketing plan, strategy and direction approved by the Steering Committee:

(i)           Provide to MITEK reasonable technical, scientific, sales and marketing support with respect to the Licensed Product, to the extent MITEK makes available opportunities to provide such support;

(ii)           Use commercially reasonable efforts to ensure that products manufactured by ANIKA for use other than in the Field in the Territory (other than the Licensed Product) are not marketed or used in the Field in the Territory (the “Gray Market Product”).  If MITEK reasonably believes that Gray Market Product is being marketed or used in the Territory, and has caused financial loss to MITEK of at least [***], MITEK shall promptly notify ANIKA of such belief, and provide ANIKA with a written description of the basis for MITEK’s belief.  Within five (5) Business Days of ANIKA’s receipt of such notice, the matter shall be submitted to the Steering Committee for resolution of the following issues:  (A) whether or not the goods believed by MITEK to be Gray Market Product are actually goods manufactured by ANIKA; (B) whether or not the goods believed by MITEK to be Gray Market Product are actually being marketed or used in the Field in the Territory; (C) upon determination that the goods are in fact Gray Market Product, whether or not the financial loss to MITEK is at least [***], and if so, the approximate amount; and (D) upon determination that Gray Market Product has caused financial loss to MITEK of at least [***], what commercially reasonable course of action ANIKA shall be required to take, including without limitation taking such action, including legal and/or equitable action as required to prevent the Gray Market Product from entering the Territory and to prevent it from being marketed or used in the Field therein.  In the event the Steering Committee does not reach a resolution concerning the Gray Market Product within thirty (30) days after such issues are presented to it, either Party may submit the matter to arbitration as provided in Article XV herein, for resolution of the same issues as outlined in clauses (A) through (C) in the immediately preceding sentence;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(iii)           Use commercially reasonable efforts to ensure that products manufactured by ANIKA for the purposes of treatment of osteoarthritis outside of the Territory (including the Licensed Product) are not marketed or used in the United States of America (the “Diverted Product”).  If MITEK reasonably believes that Diverted Product is being marketed or used in the United States of America, and has caused financial loss to MITEK of at least [***], MITEK shall promptly notify ANIKA of such belief, and provide ANIKA with a written description of the basis for MITEK’s belief.  Within five (5) Business Days of ANIKA’s receipt of such notice, the matter shall be submitted to the Steering Committee for resolution of the following issues:  (A) whether or not the goods believed by MITEK to be Diverted Product are actually goods manufactured by ANIKA (B) whether or not the goods believed by MITEK to be Diverted Product are actually being marketed or used in the Field in the United States of America; (C) upon determination that the goods are in fact Diverted Product, whether or not the financial loss to MITEK is at least [***], and if so, the approximate amount; and (D) upon determination that Diverted Product has caused financial loss to MITEK of at least [***], what commercially reasonable course of action ANIKA shall be required to take, including without limitation, taking such action, including legal and/or equitable action as required to prevent the Diverted Product from entering the United States of America and to prevent it from being marketed or used therein (including, without limitation, terminating the supply agreement(s), if permitted thereunder, with the Parties to whom ANIKA had originally sold such Diverted Product).  In the event the Steering Committee does not reach a resolution concerning the Diverted Product within thirty (30) days after such issues are presented to it, either Party may submit the matter to arbitration as provided in Article XV herein, for resolution of the same issues as outlined in clauses (A) through (C) in the immediately preceding sentence;

(iv)           Except as otherwise explicitly provided for herein, maintain ownership of all Licensed Product Regulatory Approvals and be responsible for making all regulatory filings for the Licensed Product within the Territory;

(v)           No earlier than thirty (30) days after the execution of this Agreement, upon MITEK’s request, ANIKA shall deliver to MITEK copies of all Information in ANIKA’s possession related to ANIKA’s Know-How and ANIKA’s Patents available as of such date which ANIKA and MITEK reasonably determine is relevant to the safety, efficacy, regulatory status, sale, marketing or distribution of a Licensed Product in the Territory; provided, however, that all such transferred Information shall be subject to the confidentiality provisions of Article VII of this Agreement; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(vi)           ANIKA agrees that it will not use or grant rights to a Third Party to use the Monovisc® Trademark in connection with any product intended for use in animals other than humans.

ARTICLE XI - MITEK’s GENERAL OBLIGATIONS

          During the Term of this Agreement, MITEK shall:

(a)           Store and distribute Licensed Product in accordance with direction for storage and use as indicated in the applicable PMA and Regulatory Approvals which are in effect at the time of such storage and use;

(b)           Market and sell Licensed Product in accordance with approved labeling for Licensed Product at the time of such distribution, marketing or sales;

(c)           Use its commercially reasonable efforts to commercialize Licensed Product in the Territory in a manner consistent with the efforts that MITEK uses in commercializing its own products;

(d)           Subject to Article IV, notify ANIKA prior to engaging any distributor(s) to market, sell or distribute Licensed Product in the Territory and cause any such distributor(s) to agree in writing to be bound by the terms of this Agreement as if MITEK hereunder.  Notwithstanding the foregoing, MITEK shall remain solely and primarily responsible under this Agreement.

(e)           Be responsible for the entire cost of selling, marketing, advertising, promoting and distributing Licensed Product in the Territory;

(f)           Supply ANIKA with any information as required by the FDA or other governmental agencies for U.S. regulatory filings related to the sale of the Licensed Product in the Territory;

(g)           Timely advise ANIKA in writing of any suit, claim or complaint known to MITEK resulting from the distribution or use of any Licensed Product;

(h)           Refrain from soliciting orders from or selling Licensed Products to any Person located outside the Territory or to any Person inside the Territory for sales which MITEK knows are intended to be distributed to users outside the Territory;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(i)           Neither acquire directly or indirectly through its Affiliates from any Third Party, any products containing HA as the sole active ingredient for use in the Field as a Single Injection Product (a “Competing Product”), nor distribute such Competing Product.

(j)           Furnish to ANIKA all advertising, marketing and promotional materials related to the Licensed Product, for review and approval as to their conformance with regulatory requirements, not to be unreasonably withheld, at least five (5) days prior to utilizing such materials, including, without limitation, any content to be displayed on the website pursuant to Section 3.3 of this Agreement; provided, however, that if there is an unresolved dispute as to whether ANIKA has unreasonably withheld approval of such materials, such matter shall be submitted to arbitration as provided in Article XV; provided further, however, that should ANIKA fail to respond to any request for approval within the applicable five (5) day period then such approval will be deemed to have been granted;

(k)           Invoice Third Parties (and ensure any distributors invoice Third Parties appropriately, consistently and on a timely basis with respect to sales of any and all Licensed Products; and

(l)           MITEK, and its Affiliates, sublicensees and distributors will, to the extent required by applicable law, keep detailed distribution records for each lot number detailing the quantity shipped and the first location where the lot was shipped by MITEK, and will provide ANIKA with reasonable access to records for purposes of conducting quality control audits as provided in Section 5.6(d).  ANIKA will generate and promptly transfer to MITEK the same detailed distribution records for any and all units of the Licensed Product drop-shipped directly from ANIKA to a customer of MITEK.

ARTICLE XII - TERM AND TERMINATION

12.1.           Term.

This Agreement shall commence on the Effective Date and shall remain in effect for fifteen (15) years subject to the termination provisions set forth herein.  MITEK shall have the right, but not the obligation, to choose to extend the term of this Agreement for additional periods of (5) five-year intervals subject to the termination provisions set forth herein, so long as notification of any five-year extension of the Term is provided by MITEK to ANIKA at least one-year prior to the expiration of the original fifteen (15) year Term or the then-current five (5) year Term, as the case may be, and at such time of notification extensions are permitted for the next five-year period only.  Absent a provision to the contrary, any extension of this Agreement shall be subject to the terms set forth hereunder.

12.2.           Termination Rights.

(a)           Notwithstanding any of the foregoing, this Agreement may be terminated by ANIKA in accordance with Section 3.1(b), and may be terminated by either Party upon written notice to the other Party, upon the occurrence of any of the following: (i) a material breach of any term or condition of this Agreement by the other Party which is amenable to cure, and the breaching Party shall have failed to cure such breach within ninety (90) days from the receipt by it of written notice thereof from the other Party; (ii) either Party commits a material breach which is not amenable to cure; (iii) the other Party (or, in the case of MITEK, its general partner or ultimate parent Affiliate) shall commence any case, proceeding or other action (A) under any applicable law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; (iv) there shall be commenced against the other Party (or, in the case of MITEK, its general partner or ultimate parent Affiliate) any such case, proceeding or other action referred to in clause (iii) of this Section 12.2 which results in the entry of an order for relief; (v) the other Party (or, in the case of MITEK, its general partner or ultimate parent Affiliate) shall take any action authorizing, or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in clauses (iii) or (iv) of this Section 12.2; or (vi) the other Party (or, in the case of MITEK, its general partner or ultimate parent Affiliate) shall admit in writing its inability to pay its debts as they become due; provided, however, that MITEK may not terminate under Section 12.2(iii)-(vi) if ANIKA has not materially breached Section 6.1 of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.3.           Results of Termination.

In the event of termination of this Agreement by ANIKA, except as expressly provided in this Article 12, all the rights and obligations, including without limitation, the licenses granted to MITEK in this Agreement, including Articles II, V and VI hereof, shall immediately terminate. Upon termination by either Party, MITEK shall provide ANIKA at no cost to ANIKA copies of all relevant communications and correspondence with and from regulatory agencies pertaining to Licensed Products and copies of all relevant marketing, promotional materials, and all Information relating to MITEK’s product development pursuant to Article II hereof.  Except as otherwise provided in this Section 12.3, upon the termination of this Agreement, each Party shall promptly: (i) upon request return to the requesting Party all of the requesting Party’s relevant records, materials and Confidential Information relating to the Licensed Product in the possession or control of the other Party, or its Affiliates, suppliers or Third Party distributors or sublicensees, and (ii) discontinue all distribution of the Licensed Product and the use of know-how in connection therewith.  MITEK shall have the right for six (6) months to dispose of all Licensed Product then in MITEK’s, MITEK’s Affiliate’s, or Third Party distributor’s possession, and the payments pursuant to Sections 5.2 and 5.3 shall be paid to ANIKA with respect to such Licensed Product as though this Agreement had not terminated.  The foregoing right to continue selling Licensed Products is contingent upon MITEK’s adherence to the terms and conditions of this Agreement.  Termination of this Agreement shall not terminate MITEK’s obligation to pay ANIKA for Licensed Product which has been shipped to MITEK under this Agreement or under the supply provisions if it is sold to a Third Party, including, without limitation, any applicable payments under Article V hereof.  Subject to the provisions of this Section 12.3 with respect to MITEK’s right to dispose of Licensed Product post-termination of this Agreement, ANIKA shall have the right upon termination of this Agreement to purchase all of MITEK’ s unsold inventory in merchantable condition or having a remaining shelf life acceptable to ANIKA, at the price of [***] per Unit.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.4.           Termination by MITEK

MITEK shall have the right to terminate this Agreement as follows:

(i)           following December 31, 2012 and until the FDA’s grant of approval status of the ANIKA PMA, upon thirty (30) days prior written notice, if the ANIKA PMA is not approvable as of December 31, 2012;

(ii)           upon thirty (30) days written notice to ANIKA at any time during the Term if material data regarding the safety of the Licensed Product arise after the Effective Date that indicate a materially and adversely different safety profile as compared to the profile as of the Effective Date;

(iii)           during the period from the Effective Date until the second anniversary of the Effective Date, MITEK may not terminate this Agreement other than pursuant to Sections 12.2(a), 12.4(i), 12.4(ii) or 12.4(vi);

(iv)           upon two hundred and seventy (270) days written notice to ANIKA if such notice to terminate is given after two (2) years from the approval of the ANIKA PMA;

(v)           upon one hundred and eighty (180) days written notice to ANIKA if such notice to terminate is given after three years from the approval of the ANIKA PMA; or

(vi)           [***]

In the event of a termination under this Section 12.4, ANIKA shall retain all payments made by MITEK under this Agreement and all payments made by MITEK to purchase Licensed Product prior to the termination date, and MITEK shall also make any such payments to which ANIKA is then entitled under this Agreement but payment of which have not previously been made by MITEK.  In addition, ANIKA shall have no right to use MITEK Trademark or other MITEK owned trademarks even if such were used by MITEK in connection with the Licensed Product.

The following provisions shall survive as applicable the expiration or termination of this Agreement for any reason: Articles I, VII, XIII, XV and XVII and Sections 2.2, , 5.6, 5.7, 6.5(b), 6.9, 8.1, 8.5, 8.7, 8.9(b)(iv), 9.1(d), 9.1(e), 12.3, 12.5 and 12.6.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.5.           Accrued Rights, Surviving Obligations.

Termination of the Agreement for any reason shall be without prejudice to any Party’s obligations which shall have accrued prior to such termination, including, without limitation, the payment obligations under Article V hereof or to the remedy, in accordance with the terms herein, of either Party hereto in respect of any previous breach on any covenant contained herein.  Such termination shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of the Agreement.

12.6.           Termination Not Sole Remedy.

Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE XIII - INDEMNIFICATION

13.1.           ANIKA shall indemnify, defend and hold harmless MITEK, and any Affiliates of MITEK, together with their respective officers and directors, from and against any and all losses (except consequential losses, such as, for example, loss of business profits) including compensatory losses for personal injury, damages, liabilities, costs and expenses, including without limitation reasonable attorney’s fees, arising out of or in connection with any claim or proceeding brought by a Third Party related to:

(a)           the breach of any of ANIKA’s representations and warranties made in Section 9.1;

(b)           the breach by ANIKA of any of its obligations, covenants or undertakings hereunder;

(c)           any Licensed Product recall for which ANIKA is required to bear all costs and expenses pursuant to Section 6.9(d); and

(d)           any act or omission of ANIKA in connection with the design, development, manufacture, packaging, testing, warehousing or handling of the Licensed Product.

For the avoidance of doubt, claims or proceedings brought from time to time by Genzyme alleging infringement of the Genzyme IP by the Licensed Product are addressed in Section 8.9(b) and this Section 13.1 shall not apply to any such claim or proceeding brought by Genzyme against MITEK or its Affiliates, distributors or sub-licensees regarding infringement of the Genzyme IP by the manufacture, use, sale, offer for sale or importation of the Licensed Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

13.2.           MITEK shall indemnify, defend and hold harmless ANIKA and any Affiliates of ANIKA, together with their respective officers and directors, from and against any and all losses (except consequential losses, such as, for example, loss of business or of profits) including compensatory losses for personal injury, damages, liabilities, costs and expenses, including without limitation reasonable attorney’s fees, arising out of or in connection with any claim or proceeding brought by a Third Party related to:

(a)           the breach of any of MITEK’s representations and warranties made hereunder;

(b)           the breach by MITEK of any of its obligations, covenants or undertakings hereunder;

(c)           any claim made by MITEK, its distributors, sublicensees or Affiliates, as to the safety or effectiveness of the Licensed Product or the use to be made of the Licensed Product by any purchaser of Licensed Product, contained in any advertising or other promotional material created and disseminated by MITEK, its distributors, sublicensees or Affiliates, to the extent that such claim (A) is not supported by the Licensed Product label and package insert as approved by the FDA and (B) was not approved in advance by ANIKA;

(d)           any other act or omission of MITEK, its distributors, sublicensees or Affiliates, in connection with the marketing, promotion, and sale of Licensed Product, including the storage, handling and distribution by MITEK, its distributors, sublicensees or Affiliates of the Product, other than as contemplated by this Agreement or the provisions of the ANIKA PMA;

(e)           an allegation that the MITEK Trademark selected by MITEK infringes the trademark rights of such Third Party;

(f)           any allegation of infringement of such Third Party’s intellectual property rights by the development or commercialization of Licensed Product, but solely to the extent that such allegation arises out of changes to a Licensed Product that are initiated solely by MITEK.

(g)           any product recall for which MITEK is required to bear all costs and expenses pursuant to Section 6.9(d); and

(h)           MITEK’s, its Affiliates’, distributors’ or sublicensees’ use, sale or disposition of Licensed Products where such Licensed Products incorporate changes made by MITEK, its Affiliates, distributors, or sublicensees, to the Specifications or packaging which ANIKA has not approved, or changes made by MITEK, its Affiliates, distributors or sublicensees to any Regulatory Application with respect to Licensed Product which ANIKA has not approved.

13.3.           The Parties agree that in the event of a loss for which it is determined under this Article XIII that both Parties bear a measure of responsibility, it is the intent of both Parties that the liability for the loss (including without limitation all damages, hard costs and expenses, together with reasonable attorney’s fees) be apportioned among the Parties according to their respective measures of responsibility, as that responsibility is determined according to this Section  13.3.  The Parties further agree that any portion of the loss not attributable to either Party under this Section 13.3 (and not otherwise recoverable from a Third Party or its insurer) shall be borne equally among the Parties.  For example, the Party determined to be 10% responsible under this Article XIII pays 10% of the loss, the Party determined to be 60% responsible pays 60% of the loss, and each Party pays one-half of the remaining 30%.  Within ten (10) business days after either Party so requests, the Steering Committee shall convene to develop an equitable apportionment of liability for the loss according to this Article XIII.  If the Steering Committee fails to agree on an apportionment within twenty (20) days after meeting, either Party may submit the matter to arbitration under Article XV.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

13.4.           Notwithstanding anything contained in this Agreement to the contrary, the Parties expressly agree that ANIKA shall have no liability to MITEK under this Article XIII or otherwise for claims, losses, or liability of any kind based upon or related to:

(a)           MITEK’s, its Affiliates’, distributors’, sublicensees’ use, sale or disposition of Licensed Products where such Licensed Products incorporates changes made by MITEK, its Affiliates, distributors or sublicensees to the Specifications or packaging which ANIKA has not approved, or changes made by MITEK, its Affiliates, distributors or sublicensees , to any Regulatory Application with respect to Licensed Product which ANIKA has not approved;

(b)           sale or disposition of Licensed Products by MITEK, its Affiliates, distributors or sublicensees for any use other than the uses specified by the accompanying package inserts;

(c)           use, sale of disposition of Licensed Products by MITEK, its Affiliates, distributors or sublicensees in combination with devices or Licensed Products not purchased hereunder, where such combined sale or disposition is the sole cause of an infringement claim and whereas such Licensed Products would not themselves be infringing;

(d)           sale or disposition of Licensed Products by MITEK, its Affiliates, distributors or sublicensees in or for an application or environment for which such Licensed Products were not approved by the FDA; or

(e)           modifications of Licensed Products by MITEK, its Affiliates, distributors or sublicensees ;

to the extent such uses, sales, dispositions or modifications give rise to the claim, loss or liability and have not been approved by ANIKA.

13.5.           Notwithstanding anything contained in this Agreement to the contrary, the Parties expressly agree that MITEK shall have no liability to ANIKA under this Section 13.5 or otherwise for claims, losses or liability of any kind based upon or related to:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(a)           the design, manufacturing, packaging, sterilization, testing, warehousing and handling of the Product by ANIKA through delivery to the common carrier for shipment to the Shipping Point;

(b)           ANIKA’s use, sale or disposition of Licensed Products where such Licensed Products incorporate changes made by ANIKA to the Specifications which MITEK has not approved;

(c)           sale or disposition of Licensed Products by ANIKA for any use other than the uses specified by the accompanying package inserts;

(d)           sale or disposition of Licensed Products by ANIKA in or for an application or environment for which such Licensed Products were not approved by the FDA; or

(e)           modification of Licensed Products by ANIKA which MITEK has not approved and as to which MITEK has the right to approve under this Agreement;

to the extent such activities, uses, sales, dispositions or modifications give rise to the claim, loss or liability and have not been reviewed or approved by ANIKA.

13.6.           If MITEK or ANIKA intends to claim indemnification under this Section, such Party (the "Claiming Party") shall (i) promptly notify the other Party in writing of any claim or loss for which it intends to claim such indemnification, (ii) cooperate fully with the other Party and its legal representatives in the investigation of any claim or loss covered by this Section, and (iii) allow the other Party to control the defense and/or disposition of such suit or claim; provided that the Claiming Party shall have the right to participate at its own expense through counsel of its own choosing.  Neither Party shall have any indemnification obligations hereunder to the extent that such Party’s ability to defend such suit or redress such loss is prejudiced by the Claiming Party’s failure to perform the obligations set forth in the preceding sentence.  No claim shall be settled for which any Indemnifying Party shall be liable without the advance written consent of both the indemnifying Party and the Claiming Party, which consent shall not be unreasonably withheld.

ARTICLE XIV - STEERING COMMITTEE

(a)           MITEK and ANIKA shall establish a Steering Committee (the “Steering Committee”) consisting of four (4) members.  Each of MITEK and ANIKA shall appoint two (2) individuals to serve on the Steering Committee.

(b)           Within thirty (30) days after the execution and delivery of this Agreement by both Parties, ANIKA and MITEK shall each appoint its initial representatives to serve on the Steering Committee.  Each Party may change its representatives upon notice to the other Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(c)           The Steering Committee shall be chaired by one representative of either ANIKA or MITEK for each successive twelve (12) month period during the Term of this Agreement, and the chair shall alternate between the Parties.  During the first twelve (12) month period, the Steering Committee shall be chaired by a representative of MITEK.

(d)           The Steering Committee shall meet at least two (2) times each year during the Term of this Agreement, at such dates and times as agreed to by the Parties, with the intention that the meetings should occur at least once during each Calendar Quarter.  Meetings in person shall alternate between the offices of the Parties or such other place as may be mutually agreed upon by the Parties.  The Steering Committee may also convene or be polled or consulted from time to time by means of telecommunications or correspondence, and members will be deemed “present” at “meetings” for purposes of this Article 14 if participating by such means.  All decisions made or actions taken by the Steering Committee shall require the affirmative vote of a majority of its entire membership.  A quorum for a meeting shall require at least one ANIKA member and at least one MITEK member.

(e)           The duties and responsibilities of the Steering Committee shall include: (i) reviewing and commenting on any Development being conducted by MITEK; (ii) reviewing and commenting on development relating to Licensed Product being conducted by ANIKA outside the Territory; (iii) review and comment on marketing and sales activities being carried out by MITEK in the Territory including trademark and website issues, including review of an annual marketing plan; (iv) review and comment on marketing and sales activities being conducted by ANIKA outside the Territory; and (v) review and discuss any manufacture and supply issues that may arise.  In connection with any meeting of the Steering Committee, the Parties will endeavor to provide to the other Party all materials in connection with this Article 14(e) at least five (5) Business Days in advance of such meeting.

ARTICLE XV - DISPUTE RESOLUTION.

15.1.           Dispute Resolution and Arbitration.

In the case of any Disputes (as defined below) between the Parties arising from this Agreement, and in case this Agreement does not provide a solution for how to resolve such disputes, the Parties shall endeavor to discuss and negotiate in good faith towards a solution acceptable to both Parties and in the spirit of this Agreement.  If the Parties fail to reach agreement within sixty (60) days, then the President of ANIKA and the President of MITEK shall discuss in good faith an appropriate resolution to the dispute.  If these executives fail to reach an amicable agreement within sixty (60) days, then either Party may upon written notice to the other submit the dispute to binding arbitration pursuant to Section  15.2.

15.2.           Arbitration.

Any claim, dispute or controversy arising out of or in connection with or relating to this Agreement, (including, without limitation, disputes with respect to the rights and obligations of the Parties following termination) (a “Dispute”) not settled by the procedures set forth in Section  15.1, shall be adjudicated by arbitration in accordance with the Arbitration Proceedings as set forth in Exhibit B attached hereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE XVI - MISCELLANEOUS

16.1.           Relationship of Parties.

For the purposes of this Agreement, each Party is an independent contractor and not an agent or employee of the other Party.  Neither Party shall have authority to make any statements, representations, or commitments of any kind, or to take any action which shall be binding on the other Party, except as may be explicitly provided for herein or authorized in writing.

16.2.           Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

16.3.           Headings.

All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof.

16.4.           Binding Effect.

This Agreement shall inure to the benefit of and be binding upon the Parties and their respective lawful successors and assigns.

16.5.           Assignment.

Neither Party may assign or transfer this Agreement or its rights and obligations under this Agreement without the prior written consent of the other Party, except to its Affiliates, which consent may be given or withheld in its sole discretion, and any such assignment or transfer shall be null and void and entitle the non-assigning Party to terminate this Agreement forthwith.  Notwithstanding the foregoing, either Party must assign this Agreement (and shall be permitted to do so without the consent of the other Party) in connection with the sale of all or substantially all of its assets (whether by merger, consolidation or otherwise); provided, however, that in no event shall any such assignment release either Party from its responsibilities under this agreement unless the assignee has agreed in writing to assume all of the obligations of assignor hereunder.

16.6.           Amendment and Waiver.

This Agreement may be amended, supplemented, or otherwise modified at any time, but only by means of a written instrument signed by both Parties.  Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

16.7.           Governing Law.

This Agreement and the legal relations among the Parties shall be governed by and construed in accordance with the laws of the State of New York, USA, irrespective of any choice of laws or conflict-of-law principles.

16.8.           Severability.

In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein.

16.9.           Entire Agreement.

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral and prior written agreements and understandings.

16.10.           Advice of Counsel.

MITEK and ANIKA have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

16.11.           Force Majeure.

Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure or delay of performance by the defaulting Party if the failure or delay is occasioned by (i) any fire, explosion, unusually severe weather, natural disaster or Act of God (except for any fire or explosion that could reasonably have been prevented by ANIKA); (ii) epidemic; any nuclear, biological, chemical, or similar attack; any other public health or safety emergency; any act of terrorism; and any action reasonably taken in response to any of the foregoing; (iii) any act of declared or undeclared war or of a public enemy, or any riot or insurrection; (iv) any disruption in transportation, communications, electric power or other utilities, or other vital infrastructure; or any means of disrupting or damaging internet or other computer networks or facilities; (v)  any strike, lockout or other labor dispute or action; (vi) any action taken in response to any of the foregoing events by any civil or military authority; or (vii) any other event beyond such Party’s control, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance. Notwithstanding the foregoing, this Section 16.11 shall not operate to relieve either Party from performance of any obligation for more than ninety (90) days.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

16.12.           Further Actions.

Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

16.13.           No Trademark Rights.

Except as otherwise explicitly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name “ANIKA” or “MITEK”, or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of the Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

16.14.           Notices.

All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), email (receipt acknowledged), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following address (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

If to ANIKA,	addressed to:

ANIKA THERAPEUTICS INC.
32 Wiggins Avenue
Bedford, MA 01730
Attention: Chief Executive Officer

With a copy to:
Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attention: H. David Henken

If to MITEK:
addressed to:

DEPUY MITEK, INC.
325 Paramount Drive
Raynham, MA 02767
Attention: President

With a copy to:

Office of General Counsel
Johnson & Johnson
One Johnson & Johnson Plaza
New Brunswick, NJ 08933

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Each of the Parties consent to the personal jurisdiction of the U.S. Federal Courts and agree to accept any legal process served upon such Party at the addresses specified above for such Party.

16.15.           Waiver.

Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party’s rights or remedies provided in this Agreement.

16.16.           Bankruptcy.

All rights and licenses granted under or pursuant to this Agreement by each Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(60) of the Bankruptcy Code.  The Parties agree that MITEK shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.  The licensor agrees, during the term of this Agreement, to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property.  The Parties further agrees that in the event of the commencement of a bankruptcy proceeding by or against it under the Bankruptcy Code, the licensee shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and all embodiments of such intellectual property, and same, if not already in its possession, shall promptly be delivered to licensee (a) upon such commencement of a bankruptcy proceeding upon written request therefore by licensee, unless licensor elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of licensor upon written request therefore by licensee.

16.17.           Compliance with Environment, Safety And Industrial Hygiene.

With respect to all environmental, safety and industrial hygiene matters related to ANIKA’s activities under this Agreement, ANIKA shall (i) comply with all applicable laws and regulations issued by national, state and local authorities, (ii) allow MITEK to inspect ANIKA’s facilities, such inspections to be at reasonable times and upon reasonable notice, and (iii) implement corrective action which may be reasonably requested by MITEK to correct an violations of laws or regulations regarding environmental, safety and industrial hygiene

16.18.           Child Labor Employment Practices.

ANIKA agrees to comply with the following J&J  Corporate Policy relating to the Employment of Child Labor:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(a)           No person under the age of 16 shall be employed, and no other young person (under age of 18) shall be employed unless such employment is in compliance with the International Labor Organizations Convention 138 Concerning Minimum Age;

(b)           No young person (under age 18) shall be required to work more than 48 regular hours and 12 hours overtime per week nor more than six (6) days per week; and

(c)           No young person (under age 18) shall be employed unless such employment is in compliance with all applicable laws and regulations concerning, age, hours, compensation, health and safety.

           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

DEPUY MITEK, INC.		ANIKA THERAPEUTICS, INC.

By:	/s/ Ian Lawson	By:	/s/ Charles Sherwood
Name	Ian Lawson	Name:	Charles Sherwood
Title:	Worldwide President	Title:	President & CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT A
PRODUCT SPECIFICATIONS

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT B

ARBITRATION

Any controversy or claim arising out of or relating to this Agreement shall be resolved by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining (available at www.adr.org), except where those rules conflict with this provision, in which case this provision controls. Any court with jurisdiction shall enforce this clause and enter judgment on any award. The arbitrator shall be selected within twenty business days from commencement of the arbitration from the AAA’s National Roster of Arbitrators pursuant to agreement or through selection procedures administered by the AAA. Within 45 days of initiation of arbitration, the Parties shall reach agreement upon and thereafter follow procedures, including limits on discovery, assuring that the arbitration will be concluded and the award rendered within no more than six months from selection of the arbitrator or, failing agreement, procedures meeting such time limits will be designed by the AAA and adhered to by the Parties.  In connection with the arbitration proceeding, the arbitrator shall order the prompt exchange of relevant documents by each Party; each Party may take up to two depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving Party; however, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each Party shall provide to the other, no later than fourteen (14) days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party's witness or expert. The arbitration shall be held in Boston, MA and the arbitrator shall apply the substantive law of New York, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act.  From the date of initiation of arbitration and until such time as any matter has been finally settled by arbitration, the running of the time periods contained in Article VII as to which Party must cure a breach of this Agreement shall be suspended as to the subject matter of the dispute.  Prior to commencement of arbitration, emergency relief is available from any court to avoid irreparable harm. THE ARBITRATOR SHALL NOT AWARD EITHER PARTY PUNITIVE, EXEMPLARY, MULTIPLIED OR CONSEQUENTIAL DAMAGES, OR ATTORNEYS FEES OR COSTS.

Prior to commencement of arbitration, the Parties must attempt to mediate their dispute using a professional mediator from AAA, the CPR Institute for Dispute Resolution, or like organization selected by agreement or, absent agreement, through selection procedures administered by the AAA. Within a period of 45 days after the request for mediation, the Parties agree to convene with the mediator, with business representatives present, for at least one session to attempt to resolve the matter. In no event will mediation delay commencement of the arbitration for more than 45 days absent agreement of the Parties or interfere with the availability of emergency relief.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT C

FORM OF PRESS RELEASE

DRAFT 12/21/2011

FOR IMMEDIATE RELEASE

Contacts:
Anika Therapeutics, Inc.
Charles  H. Sherwood, Ph.D., CEO
Kevin W. Quinlan, CFO
(781) 457-9000

ANIKA THERAPEUTICS ANNOUNCES U.S. MONOVISC® LICENSE AND SUPPLY AGREEMENT WITH DEPUY MITEK, INC.

BEDFORD, MA – December 21, 2011 – Anika Therapeutics, Inc. (NASDAQ:ANIK) today announced the signing of an exclusive, multi-year U.S. licensing and supply agreement with DePuy Mitek, Inc., a leading orthopedic sports medicine company, for Anika’s MONOVISC®, a highly purified, high molecular weight form of hyaluronic acid for treating pain in patients suffering from osteoarthritis of the knee.

In connection with the entering into of the agreement, Anika will receive an initial payment of $2.5 million.  Anika also will be entitled to receive additional payments from DePuy Mitek, following the mutual decision to launch the product, related to future regulatory, clinical, and sales milestones.   The MONOVISC® product is currently pending approval by the U.S. Food and Drug Administration.

Anika’s Chief Executive Officer, Charles H. Sherwood, Ph.D., commented “Our collaboration with DePuy Mitek for Anika’s initial viscosupplementation product, ORTHOVISC®, has provided great benefit to both organizations.  We are very pleased to strengthen this strong and productive alliance with the addition of the MONOVISC® product.”

Designed to relieve pain and stiffness and improve joint mobility, MONOVISC® has been marketed outside of the United States since 2008.  It is currently sold in Canada and various European and Middle Eastern nations.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

About Anika Therapeutics, Inc.

Headquartered in Bedford, Mass., Anika Therapeutics, Inc. develops, manufactures and commercializes therapeutic products for tissue protection, healing, and repair. These products are based on hyaluronic acid (HA), a naturally occurring, biocompatible polymer found throughout the body. Anika’s products range from orthopedic/joint health solutions led by Orthovisc, a treatment for osteoarthritis of the knee, to surgical aids in the ophthalmic and anti-adhesion fields. The company also offers aesthetic dermal fillers for the correction of facial wrinkles.  Anika’s Italian subsidiary, Anika S.r.l., provides complementary HA products in orthopedic/joint health and anti-adhesion, as well as therapeutics in new areas such as advanced wound treatment and ear, nose and throat care. Anika S.r.l.’s regenerative tissue technology advances Anika’s vision to offer therapeutic products that go beyond pain relief to protect and restore damaged tissue.

The statements made in this press release which are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements that may be identified by words such as “remains,” “focus,” “expect,” “prospective,” “expanding,” “building,” “continue,” “progress,” “plan,” “efforts,” “hope,” “believe,” “objectives,” “opportunities,” “will,” “seek,” and other expressions which are predictions of or indicate future events and trends and do not constitute historical matters. These statements also include those relating to: (i) the Company’s potential achievement of the various milestones contained in the Company’s new licensing and supply agreement, including prospects for U.S. Food and Drug Administration (“FDA”) approval of MONOVISC®, (ii) expectations regarding future research and development spending, including the funding of future clinical trials for MONOVISC® under the Company’s new licensing and supply agreement, (iii) the size of the U.S. market for viscosupplementation products, and (iv) Anika’s success generally in connection with its partnership with DePuy Mitek. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks, uncertainties and other factors.  The Company’s actual results could differ materially from any anticipated future results, performance or achievements described in the forward-looking statements as a result of a number of factors, including (i) the Company's ability to receive FDA or other regulatory approvals or clearances of its products, including MONOVISC®, and its Bedford facility, or that such approvals will not be obtained in a timely manner or without the need for additional clinical trials, other testing or regulatory submissions, as applicable; (ii) the Company’s ability to obtain panel review of MONOVISC® through an Orthopedic Advisory Panel and the timing and results of such review; (iii) the Company’s ability to launch MONOVISC® in the U.S., if at all; (iv) the Company’s ability to provide an adequate and timely supply of its products, including MONOVISC®, to its customers; (v) the Company’s  new licensing and supply arrangements not resulting in meaningful sales or being terminated at an earlier date in accordance with its terms, or any of the milestones contained in the Company’s new licensing and supply agreement not being achieved, including approval of MONOVISC® by the FDA, (vi) the mutual decision to launch MONOVISC® in the United States and the risk, even if FDA approval is achieved, that either the Company or DePuy Mitek may not agree to do so, and (vii) the Company’s ability to successfully defend against the lawsuit filed by Genzyme and any other adverse lawsuits or claims, and the uncertain impact such lawsuits or claims may have on the Company’s ability to launch MONOVISC® in the United States, and the uncertain financial impact such lawsuits and claims and related defense costs may have on the Company and its new licensing and supply agreement.  Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include those set forth under the headings “Business,” “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as well as those described in the Company's other press releases and SEC filings.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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EXHIBIT D
ANIKA’s INSURANCE REQUIREMENTS

ANIKA shall maintain, at all times and at its own expense, the types of insurance(s) specified below during the term of this Agreement and for such other period stated below.

1.           Commercial General Liability and Umbrella Liability

           ANIKA shall maintain coverage on a Commercial General Liability Occurrence Coverage Form (or equivalent) including coverage for product liability/completed operations and contractual liability with limits of not less than $5,000,000 each occurrence.  ANIKA shall separately maintain Umbrella Liability including product liability coverage with a limit of liability no less than $5,000,000 each occurrence.

Each of the above coverages shall include worldwide coverage including coverage for USA jurisdiction claims and occurrences.  ANIKA’s policy shall include MITEK and its affiliates, and their directors, officers and employees, as Additional Insureds.

2.           Workers’ Compensation

ANIKA shall maintain coverage on a Workers’ Compensation Form (or equivalent) in accordance with applicable law, covering all employees who are to provide service under the Agreement.  ANIKA shall also maintain Employers’ Liability coverage, including alternate employer endorsement in favor of MITEK, with limits of not less than the following:

Bodily Injury by Accident	$1,000,000 Each Accident
Bodily Injury by Disease	$1,000,000 Each Employee
Bodily Injury by Disease	$1,000,000 Policy Limit

3.           Professional Liability/Errors & Omissions

ANIKA shall maintain, for the term of the Agreement and for a period of at least three (3) years after termination, coverage on a Professional Liability Form and/or Errors & Omissions (or equivalent) in the amount of not less than $5,000,000 per occurrence.

4.           Miscellaneous

(a)           ANIKA's policies for each of the coverages set forth above shall specifically waive any rights of subrogation against MITEK and its affiliates, and their directors, officers and employees.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b)           ANIKA shall supply MITEK with the above proof of insurance and forms, including any endorsements, as required upon the signing of this Agreement, but MITEK’s failure to demand such proof or forms shall not waive MITEK's and/or MITEK’s affiliates’ rights to such coverage as specified herein.

(c)           All insurance companies for each of the coverages set forth above must be rated A or better with a financial rating of VII or better in the most recent A. M. Best’s Rating Guide.

(d)           All insurance policies for each of the coverages set forth above shall provide for thirty days (30) days’ prior written notice to MITEK of any cancellation, nonrenewal or material change of coverage.

(e)           All ANIKA insurance will be primary with no right of contribution by MITEK, its affiliates, or their respective insurers.  ANIKA will be solely and fully responsible for any deductibles or self-insured retentions under any required coverage.  ANIKA will remain liable for any insurance obligation not satisfied; however, this requirement will in no way restrict or reduce any indemnification obligations contained elsewhere in this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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EXHIBIT E

QUALITY AGREEMENT

QUALITY AGREEMENT

between

DEPUY MITEK, INC.
and

ANIKA THERAPEUTICS

EFFECTIVE DATE:	Contract Effective Date	/	REPLACES:	New

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

QUALITY AGREEMENT
21 CFR Sec. 820.50 (Purchasing controls) of the Quality System Regulation states “Each manufacturer shall establish and maintain procedures to ensure that all purchased or otherwise received product and services conform to specified requirements.”

Toward this end, the purpose of this Agreement is to ensure a mutual understanding of key responsibilities to assure that products manufactured by Anika Therapeutics, Inc., are produced according to specifications and comply with all governing regulations and corporate policies.  It is acknowledged that this will be a continuously evolving process.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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TABLE OF CONTENTS

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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1.      Main Contact:

Anika Therapeutics:

Name:  Frank Luppino

Title:  Vice President - Operations

Telephone:  781-457-9202

FAX:  781-305-9713

e-mail:  fluppino@anikatherapeutics.com

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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2.   Objectives:

2.1	To document the responsibilities of ANIKA and DePuy MITEK associated with the manufacture, packaging, testing, storage, and release of product.

2.2
To ensure a mutual understanding of key responsibilities, to ensure Licensed Product is produced according to agreed upon specifications, and to ensure compliance with all applicable governing regulations and corporate policies.

2.3
It is acknowledged that this will be a continuously evolving process and that this Quality Agreement may be amended with concurrence from both Parties as necessary.  This Quality Agreement does not represent or replace the Supply Agreement nor does it limit or supersede any other contractual agreement and/or amendment(s) thereto between MITEK and ANIKA.

3.	Scope:

3.1	This agreement applies to the product(s) and locations listed below:

Product(s):                    Licensed Product according to the Agreement

Location(s): 32 Wiggins Avenue, Bedford, Massachusetts 01730

3.2
Any external manufacturing or packaging services provided for ANIKA by an outside facility must conform at a minimum to the Quality Agreement terms and conditions.  ANIKA is currently being contracted to provide these services.  This Quality Agreement is being implemented to delineate the MITEK/ANIKA quality objectives and responsibilities.

4.	Confidentiality
All terms of this Quality Agreement shall be deemed “Confidential Information” according to the Agreement.

5.	Management Responsibilities
Executive Management at ANIKA is responsible for quality planning and assuring that resources are dedicated to achieve quality requirements.

6.	Quality Audits
Anika is responsible for having an internal audit program in place.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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MITEK reserves the right to audit ANIKA on an agreed upon basis, typically once per year.  This rate may be adjusted based on performance.  Audits may be performed by MITEK or by a Third Party auditor.  ANIKA is responsible for responding to the audit observations within 30 days of receipt of the audit report.  This response shall include a corrective action plan and target completion date of the corrective actions identified.

7.	Definitions:

7.1	FDA: United States Food and Drug Administration or any successor entity (CDRH-CDER).

7.2	PMA: Pre-market approval

7.3	QSR’s: Quality System Regulation, covering medical device good manufacturing practices as defined in the regulations promulgated under the Food, Drug, & Cosmetic Act (FDCA) 21 CFR Part 820.

7.4	Products: Those products in Section 3.

7.5	Responsibility: These abbreviations will be used to identify the responsibilities outlined in Section 23.

7.5.1	A = Audit
7.5.2	R = Primary Responsibility
7.5.3	D = Ultimate Decision Maker
7.5.4	S = Shared Responsibility

7.6	Specifications:

7.6.1	Master Formula
7.6.2	Test Methods
7.6.3	Product (WIP (Work in-process)/Finished) Requirements
7.6.4	Standard Operating Procedures (SOPs)
7.6.5	Labels & labeling

7.7	Product Terms:

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7.7.1	Bulk: Product stored in containers (drums, vessels, portable kettles etc.)
7.7.2	Work in Process (WIP): Product processed into its primary container needing further processing and/or packaging.
7.7.3	Finished Product: Product completely packaged and in its final stage. No further processing and/or packaging is required.

7.8	Non-Conformance: Any deviation from a specification as defined in Section 7.6.

8.	Regulatory / QSR:

8.1	Unless otherwise specified, all information and documentation from ANIKA shall be provided to the MITEK QA contacts designated in Section 1 or their designee.

8.2	ANIKA shall manufacture, test, label, package, and store Licensed Product in compliance with the QSR.

8.3	Regulatory Audits: Revise no additional rights over OV contract

8.3.1
ANIKA will notify MITEK at the end of the audit, or more frequently if appropriate, of any issues found during the FDA inspection that may impact Licensed Product (including facilities, processes, and systems relating to Licensed Product).

8.3.2	MITEK will notify ANIKA of any FDA audits or citations relating to Licensed Product within two (2) days of the first day of the audit.
8.3.3	ANIKA will supply Mitek with responses to any 483 related to the Licensed Product (including facilities, processes, and systems relating to Licensed Product) within 5 days of filing with the FDA.
8.3.4
ANIKA shall contact MITEK with regards to any request about MITEK products by a regulatory agency or other notified bodies.  The results of other regulatory authority audits shall be reviewed during the periodic business reviews.

8.3.5
ANIKA agrees to allow regulatory agencies including competent authorities or notified bodies to inspect or audit ANIKA quality system and processes associated with MITEK products if requested by the regulatory agency.

9.	Materials:

9.1	Raw Materials: ANIKA will be responsible for inspection/testing and acceptance of all raw materials.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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9.2	Components: ANIKA will be responsible for all inspection/testing of components.

10.	Manufacturing / Packaging:

10.1	ANIKA shall manufacture, package, test, and store the bulk, WIP, and finished product in accordance with its approved specifications and current Good Manufacturing Practices.
10.2	ANIKA is responsible for releasing the finished product for MITEK review and the overall quality/compliance of the product (see Responsibilities – Section 23).

11.	Stability / Retain Samples:

11.1
ANIKA will be responsible for withdrawing the required number of samples and performing annual product stability analysis in accordance with approved test methods and at test intervals identified in the stability specifications.

11.2	ANIKA will maintain the required amount of retain samples of finished goods to perform full testing from every commercial lot manufactured at ANIKA.

11.3	All stability results will be available to MITEK upon request.

11.4	ANIKA will provide a copy of their stability protocol to MITEK upon request.

12.	Product Complaints:

12.1
MITEK shall promptly communicate to ANIKA by facsimile, telephone or email (and confirm any such telephone communication as instructed at the time) any complaint received from users of the Licensed Product, in the configuration supplied by ANIKA.

12.2
Each notification of a complaint shall contain, but not be limited to, the lot number, dosage size, expiration date, indication for actual use and description of circumstances involved in the failure of the Unit(s) in question.

12.3
Each complaint notification will contain all the information available to MITEK at that time, including all information then available which is required in the ANIKA Complaint Form, and a summary of the proposed action to be taken by MITEK to comply with its legal obligations.  MITEK will provide additional information promptly as it becomes available.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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12.4
MITEK acknowledges that complaint investigation is the responsibility of ANIKA, but MITEK reserves the right to directly contact its customers  Should the customers request contact with the manufacturer, ANIKA shall respond in a timely manner.

12.5
ANIKA will make reasonable efforts to complete their investigation, in writing, to all complaints within 30 business days of receipt, although some complaint investigations, due to their nature, may take longer to complete.

12.6	ANIKA will provide MITEK with summary complaint data on a semi-annual basis.

13.	Expiration Dating / Lot Numbering:

13.1
Anika Therapeutics will be responsible for providing to MITEK QA the formats, layouts and abbreviations for expiration dating and lot numbers.  The assignment of expiration dates will be identified in the specifications.

13.2
The format, layout, and abbreviation for expiration date and lot number will be approved in writing by MITEK QA and be documented in the specification.  All labels must comply with the PMA-approved labeling.

14.	Non-Conformances:

14.1	ANIKA will be responsible for investigating and documenting any non-conformance to any process, material or product. (Reference Sections 7.6 and 7.8).

ANIKA will provide MITEK with non-conformance summary data upon request.

15.	Product Release:

15.1	Upon determination by ANIKA that the Licensed Product meets the required specifications it is approved for shipment to MITEK.

15.1.1.1	ANIKA is responsible for the storage of product prior to its receipt by MITEK
15.1.1.2	Shipment will be made to the designated MITEK facility
15.1.1.3	MITEK will specify approved carrier(s).
15.1.1.4	Carriers not specified by MITEK must be initially approved by MITEK prior to use by ANIKA.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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15.2	ANIKA will forward the required documentation to MITEK QA for release.

15.2.1.1	Certificate of Analysis (COA)
15.2.1.2	Certificate of Compliance (COC)

15.3	ANIKA will not supply to MITEK product that has been reworked unless such rework is validated and approved within the PMA for the product.

16.	Validation:

16.1	ANIKA will perform process, packaging, and cleaning validations as required by its procedures and in accordance with standard industry practice.

16.2	ANIKA will perform laboratory test method validations as required by its procedures and in accordance with standard industry practice.

16.3	ANIKA will develop protocols for required validations in accordance with standard industry practice.

17.	Suppliers:

17.1	ANIKA will be responsible for conducting periodic audits of suppliers.

17.2	ANIKA will be responsible for qualification of new suppliers.

17.3	ANIKA will notify MITEK of any supplier-related quality issues impacting MITEK product(s).

18.	Change Control:

18.1	ANIKA will notify MITEK QA in advance of any changes in processes, testing, and materials prior to implementation if such changes are significant enough to affect finished product specifications.

19.	Medical Device Reports:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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19.1
ANIKA shall be responsible for notifying all applicable regulatory authorities of reportable events (including without limitation complaints) involving the Licensed Product for which ANIKA receives written notification, as required by applicable laws.

19.2
MITEK shall notify ANIKA of potentially reportable events promptly but in no event later than twenty-four (24) hours after the event.  In addition, all such notices by MITEK shall be consistent with the requirements of law in the applicable jurisdictions.

19.3	ANIKA and MITEK will work together to investigate reportable events and complaints, including gathering information from customers and end users.

20.	Recalls:

20.1	ANIKA shall be responsible for coordinating any recall of product from MITEK

20.2	MITEK shall be responsible for recalling product from end users and notifying end users of any field alert activities.

20.3	ANIKA and MITEK shall forward all required recall-related information to the other party on request, within two (2) calendar days of the request.

21.	Technical Support:

21.1	Technical support will be mutually agreed upon as situations arise.

22.	Agreement Maintenance:

22.1	This agreement shall be reviewed and amended as needed.

22.2	Modifications/addenda can be made as required; any such modifications or addenda must be in writing and approved by the ANIKA and MITEK.

22.3	Record Retention: Original signed copies of this Agreement must be maintained for ten (10) years from the date of approval.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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23. Responsibilities: GMP COMPLIANCE RESPONSIBILITIES
DUTIES	ANIKA	MITEK	N/A	COMMENTS
1. RAW MATERIAL AND COMPONENTS
-Specifications Development & Maintenance	R, D	A
-Specifications Control in Plant/SOPs	R, D	A
-Ordered from Approved Suppliers	R, D	A
-Receipt/Warehousing/Segregation of Materials	R, D	A
-Incoming inspection, sampling & testing	R, D	A
-Retest as necessary for release	R, D	A
-Retest for expiration	R, D	A
-Inventory Management & Accountability - FIFO	R, D	A
-Destruction of Waste Materials	R, D	A
-Retain Samples (Active RM)	R, D	A
-Labeling Control & Accountability	R, D	A
-Disposition of Materials (Release/Reject)	R, D	A
-Use of Materials out of Specifications - Deviations	R, D	A
-Suppliers Audits	R, D	A
-Supplier Audit (API)			X

2. BULK AND WORK-IN-PROGRESS
-Specifications Development and Maintenance	R, D	A
-Manufacturing Directions Development & Maint.	R, D	A
-Specifications Control in Plant	R, D	A
-Area/Equipment Set Up & Inspection	R, D	A
-Sanitization - Manufacturing Areas	R, D	A
-Filling Machinery & Equipment Sanitization	R, D	A
-Line Clearance Procedure	R, D	A
-Batch Records issuance & maintenance	R, D	A
-Equipment -maintenance, integrity & calibration	R, D	A
-Environmental & Personnel monitoring	R, D	A
-Primary batch record review	R, D	A
-Cleaning Records & Logs	R, D	A
-Dispensing records & logs	R, D	A
-In-Process Sampling analysis & testing	R, D	A
-Deviations from Bulk Finished Parameters Specifications	R, D	A
-Development of Bulk and WIP Parameters/Annual Rev.	R	A
-Documentation System and SOPs/Int'l	R, D	A
-Changes to Process Parameters*	R, D	A
-Final Product Sampling and testing	R, D	A
-Disposition of Product (release/reject)	R	A
-Destruction of Waste Materials	R, D	A

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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DUTIES	ANIKA	MITEK	N/A	COMMENTS
3. PACKAGING
-Specifications Development & Maintenance	R, D	A
-Specifications Control in Plant	R, D	A
-Line Clearance Procedure	R, D	A
-Environmental & Personnel monitoring	R, D	A
-Labeling controls & reconciliation (bottle, PI, carton)	R, D	A
-Lot number, control	R, D	A
-Expiration Date Control	R, D	A
-Expiration Dating Development	R, D	A
-Cartoning & Bundling	R, D	A
-Palletizing and Storage	R, D	A
-Quarantine and Storage SOPs	R, D	A
-Deviations from Packaging Specifications	R, D	A
-Product Sampling, Inspection and testing	R, D	A

4. PRODUCT RELEASE
-Specifications Development and Maintenance	R, D	A
-Quarantine Release SOPs	R, D	A
-Product Release SOPs	R, D	A
-Standard Analytical & Microbiological Tests	R, D	A
-Batch record review	R, D	A
-Environmental monitoring review (air, water, steam, pressure)	R, D	A
-Tests Problem Resolution procedures	R, D	A
-Deviation(s) reporting, investigations & documentation	R, D	A
-Finished Goods Re-testing	R, D	A
-Disposition of Product (release/rejection)	R, D	A
-Evaluation of Finished Product with deviations from specs	R, D	A
-Destruction of Waste Materials	R, D	A
-Quarantine & Quarantine Release procedures/Execute based on SOP	R, D	A

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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DUTIES	ANIKA	MITEK	N/A	COMMENTS
5. STABILITY PROGRAM
-Stability Protocols/Documentation System	R, D	A
-Documentation Systems/SOPs in Plant	R, D	A
-Retain Sampling	R, D	A
-Stability Testing	R, D	A
-New test Methods Development (validation, transfer, documentation)	R, D	A
-Test Methods Implementation	R, D	A
-Equipment Records, calibrations, validations	R, D	A
-Result Handling
-Result Reporting to PSGA	R	A
-Stability alert - OOS Results	R	A
-Reporting (Internal, External)	R,D	A
-FDA Field Alert	S	S

6. CUSTOMER COMPLAINTS
-Standard Operating Procedure-in plant	R, D	A
-Logging/Receipt	R, D	A
-Retain Sampling, handling & testing	R, D	A
-Analysis
-in plant laboratory	R, D	A
-outside laboratory	R, D	A
-Synchrony on records with MITEK			X
-Reporting (Internal & External)	R, D	A
-FDA Field Alert	S	S

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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DUTIES	ANIKA	MITEK	N/A	COMMENTS
7. GENERAL & FACILITY
-SOPs, Guidelines, Practices and Policies	R, D	A
-Monitoring, Maintenance, Calibration of
-Water Systems (DI, WFI)	R, D	A
-Clean Air System	R, D	A
-HVAC System	R, D	A
-Steam System	R, D	A
-Pressure System	R, D	A
-Annual Product Review
-Data Collection	R, D	A
-Written Report (Process, Analytical & Complaint Data)	R, D	A
-General Records Systems	R, D	A
-Documentation System in Plant	R, D	A
-Records Retention (Batch Records)	R, D	A
-Change Control in Plant	R, D	A
-Retain Samples Management	R, D	A
-Training and Education	R, D	A
-Process and Product Validation
-Facility and Systems	R, D	A
-Equipment	R, D	A
-Product	R, D	A
-Revalidation	R, D	A
-New Products			X
-Quality Alert System	R, D	A

8. Compliance & PMA-related
- Adverse Drug Experience Reporting	R,D	A
- PMA compliance & Annual Report to FDA	R,D	A
- Recall coordination	S	S

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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A = Audits
R = Primary Responsible
D = Ultimate Decision Maker
S = Shared Responsibility/Agree

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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24.      Approval Signatures

This Agreement has been reviewed and approved by:

Approved By:	Date:

ANIKA THERAPEUTICS, INC.

DEPUY MITEK, INC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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EXHIBIT F

ANIKA COMPLAINT FORM

COMPLAINT FORM
Complaint File Number:	Complainant:
Date Complaint Received:	Address
Method of Communication of Complaint:	Address
Phone number

Product Name:	Product Lot Number:
Complaint:
Attach appropriate documentation to this form.
1.	Date Complaint Receipt Acknowledged:
2.	Was there a death, serious injury or serious illness?
3.	Any relationship of the device/drug to the reported incident?
4.	Is the event described in product labeling?
5.	Description of specific medical intervention action taken or withheld:
6.	Physician name:
7.	Description of patient condition:
8.	ADE or MDR Reportable Event? YES: ________ NO: ________ ( If yes, proceed to #4.) If NO state Rationale: Vigilance Reporting? YES: ________ NO: ________ Date Reported: _____________

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.	Date Failure Investigation Initiated: If investigation was not initiated, state reason:
10.	CAPA #: If corrective action is not required, state rationale:
11.	Date Failure Investigation Closed:
Required Documentation Obtained and Complaint Closed: Date of close-out to complainant: ____________________ QS/RA Signature: __________________________________ Date: ________________

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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